UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. ___ )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to section 240.14a-12

BROOKS AUTOMATION, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date filed:

Notice of Annual Meeting of Stockholders of Brooks Automation, Inc.

Wednesday, January 31, 2018

10:00 a.m. Eastern Standard Time,

Mandarin Oriental Hotel, 776 Boylston Street Boston, Massachusetts 02199

RECORD DATE: DECEMBER 4, 2017

MEETING AGENDA
•	To elect ten director nominees
•	To approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers as disclosed in this proxy statement
•	To recommend, on an advisory basis, the frequency of holding an advisory vote on executive compensation
•	To ratify the Company’s independent registered accounting firm for the 2018 fiscal year
The stockholders will also act on any other business as may properly come before the meeting.

How to Vote Your Shares
You may submit proxies by completing, signing and dating the proxy card and mailing it in the accompanying pre-addressed envelope.	You may submit proxies by telephone until 11:59 p.m. (Eastern Time) on January 30, 2018 by calling 1-800-690-6903. The proxy card includes instructions on submitting proxies by telephone.

You may submit proxies using the Internet until 11:59 p.m. (Eastern Time) on January 30, 2018 by visiting www.proxyvote.com. The proxy card includes instructions on submitting proxies using the Internet.

If you hold shares in a brokerage account, you should follow the instructions provided by your broker to vote your shares by mail, telephone or electronically via the Internet.

All stockholders are cordially invited to attend the Annual Meeting. To ensure your representation at the Annual Meeting we urge you to complete a proxy telephonically, electronically or by mail, if you requested a proxy statement be mailed to you as described in the proxy statement.

By Order of the Board of Directors

Chelmsford, Massachusetts
December 13, 2017

JASON W. JOSEPH,
Senior Vice President, General Counsel and Secretary

Important Notice Regarding Availability of Proxy Materials for the Annual Meeting to be held on January 31, 2018. On December 13, 2017, we began mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2018 Annual Meeting of Stockholders and our annual report. The Notice, the attached proxy statement and our Annual Report on Form 10-K for the fiscal year ended September 30, 2017, are available at our website at www.brooks.com. In addition, you may access these materials at www.proxyvote.com, which does not have “cookies” that identify visitors to the site.

Table of Contents

GENERAL INFORMATION	5
Record Date, Voting Rights and Outstanding Shares	5
Electronic Distribution	5
Solicitation	5
Quorum and Required Vote	6
Voting of Proxies	7
Revocation of Proxies	8
Proxy Materials Available via the Internet	8
CORPORATE GOVERNANCE	9
Board of Directors	9
Chairman of the Board	9
Committees of the Board	10
Board Risk Oversight	12
Board Leadership Structure	13
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	14
PROPOSAL NO. 1 ELECTION OF DIRECTORS	15
Director Qualifications	15
DIRECTOR NOMINEES	16
COMPENSATION OF DIRECTORS	22
Director Compensation Table	22
Compensation Policy	22
EXECUTIVE OFFICERS	24
Biographical Information	24
COMPENSATION DISCUSSION AND ANALYSIS	25
Executive Summary	25
Executive Compensation Program Framework	28
Fiscal Year 2017 Executive Compensation Program	32
Other Compensation and Policies	40
Human Resources and Compensation Committee Report	43

BROOKS AUTOMATION - 2018 Proxy Statement    3

Back to Contents

COMPENSATION TABLES FOR NAMED EXECUTIVE OFFICERS	44
Summary Compensation Table	44
Grants of Plan Based Awards Table	45
Outstanding Equity Awards at Fiscal Year End Table	47
Stock Vested Table	48
Nonqualified Deferred Compensation	48
Pension Benefits	48
Post-Employment Benefits	49
EQUITY COMPENSATION PLAN INFORMATION	50
RELATED PARTY TRANSACTIONS	50
PROPOSAL NO. 2 ADVISORY VOTE ON EXECUTIVE COMPENSATION	51
PROPOSAL NO. 3 RECOMMENDATION ON THE FREQUENCY OF HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION	52
AUDIT COMMITTEE REPORT	53
INDEPENDENT AUDITOR FEES AND OTHER MATTERS	54
PROPOSAL NO. 4 RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	55
OTHER MATTERS	55
Section 16(a) Beneficial Ownership Reporting Compliance	55
Standards of Conduct	55
Stockholder Proposals and Recommendations For Director	56
Voting Results	56
Householding of Proxy Materials	56
Material Not Incorporated by Reference	56
Annual Report on Form 10-K	57

BROOKS AUTOMATION - 2018 Proxy Statement    4

Back to Contents

BROOKS AUTOMATION, INC. PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 31, 2018

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of Brooks Automation, Inc., a Delaware corporation (“we”, “us”, “Brooks” or the “Company”), for use at the Annual Meeting of Stockholders to be held at the Mandarin Oriental Hotel, 776 Boylston Street, Boston, Massachusetts 02199 on January 31, 2018, at 10:00 a.m., local time, and at any adjournment or adjournments thereof (the “Annual Meeting”).

We expect that this proxy statement and the accompanying proxy materials will first be made available to stockholders on or about December 13, 2017; on the same day, we will begin sending the Notice Regarding the Availability of Proxy Materials to all stockholders entitled to vote at the Annual Meeting.

Our Annual Report on Form 10-K for the fiscal year ended September 30, 2017, as filed with the Securities and Exchange Commission (“SEC”), is included as the Annual Report to Stockholders being made available to our stockholders with this proxy statement. It is also available to stockholders without charge upon written request addressed to Investor Relations, Brooks Automation, Inc., 15 Elizabeth Drive, Chelmsford, Massachusetts 01824, which is the mailing address of the Company’s principal executive offices, and, as noted below, it can also be obtained via the Internet. Exhibits will be provided upon written request and payment of an appropriate processing fee.

GENERAL INFORMATION

Record Date, Voting Rights and Outstanding Shares

Only stockholders of record at the close of business on December 4, 2017 will be entitled to receive notice of, and to vote at, the Annual Meeting. As of that date, there were outstanding and entitled to vote 70,426,958 shares of our Common Stock, $.01 par value (the “Common Stock”). Each stockholder is entitled to one vote for each share of Common Stock held of record on that date and may vote such shares either in person or by proxy. A list of the stockholders of record will be available at the Annual Meeting and during the 10 days prior to the Annual Meeting at our principal executive offices located at 15 Elizabeth Drive, Chelmsford, Massachusetts 01824.

Electronic Distribution

This proxy statement, our Annual Report on Form 10-K for the fiscal year ended September 30, 2017 and the proxy card are available at: www.proxyvote.com.

Solicitation

The proxy relating to the Annual Meeting is solicited on behalf of our Board of Directors, and we will bear the cost of such solicitation. Our officers and regular employees may solicit proxies by correspondence, telephone or in person, without extra compensation. We may also pay to banks, brokers, nominees, certain other fiduciaries and institutions their reasonable expenses incurred in forwarding proxy material to the beneficial owners of the securities held by them and obtaining authority to execute proxies.

BROOKS AUTOMATION - 2018 Proxy Statement    5

Back to Contents

Quorum and Required Vote

The holders of a majority of the outstanding shares of Common Stock entitled to vote, present in person or represented by proxy, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. “Broker non-votes” are shares held by brokers or nominees that are present in person or represented by proxy, but not voted on a particular matter because (i) instructions have not been received from the beneficial owner and (ii) the brokers do not have discretionary voting authority to vote on such matter or the broker chooses not to vote on a matter for which it does have discretionary voting authority. A broker may not vote on “non-routine” matters without receiving specific voting instructions from the beneficial owner.

Broker discretionary voting

If shares are held by a broker, the broker will ask the beneficial owner for instructions to vote the shares. If instructions are provided, the broker must vote the shares as directed. If instructions are not provided, the broker’s ability to vote the shares depends on the proposal. At the Annual Meeting and any and all adjournments thereof, brokers may submit a vote on the ratification of the appointment of the independent registered accounting firm even if it does not receive instructions from the beneficial owner. For all other proposals, including the election of directors, matters related to executive compensation and the frequency of advisory votes on executive compensation, the broker may not vote unless the broker receives specific instructions from the beneficial owner. We urge each stockholder to provide instructions to its broker so that the stockholder’s votes may be counted on these important matters.

Proposal No. 1: Election of Directors

For the election of directors, you may either vote “for” a director or “withhold” your vote for such director. An affirmative vote of a plurality of votes properly cast, in person or by proxy, is required for the election of each of the nominees. Broker non-votes will have no effect on the voting outcome with respect to the election of directors.

Proposal No. 2: Advisory Vote on Executive Compensation

For the advisory vote to approve executive compensation, you may either vote “for,” “against” or “abstain.” Although this proposal asks for a non-binding, advisory vote, we will consider an affirmative vote of a majority of the votes cast affirmatively or negatively as approval of Proposal No. 2. We value the opinions expressed by our stockholders in this advisory vote, and our Human Resources and Compensation Committee, which is responsible for overseeing and administering our executive compensation programs, will consider the outcome of the vote when designing our executive compensation programs and making future compensation decisions for our named executive officers. Abstentions and broker non-votes, if any, will not have any effect on the results of those deliberations.

Proposal No. 3: Advisory Vote on the Frequency of Holding an Advisory Vote on Executive Compensation

For the advisory vote on the frequency of holding an advisory vote on executive compensation, you may cast your vote on your preferred voting frequency by choosing the option of “one year”, “two years”, or “three years” or “abstain” when you vote on this proposal. However, because this vote is advisory and not binding on the Board of Directors or the Company, our Human Resources and Compensation Committee may decide that it is in the best interests of our stockholders and the Company to hold a say-on-pay vote more or less frequently than the option receiving the highest number of votes from our stockholders. Abstentions and broker non-votes, if any, will not have any effect on the results of those deliberations.

BROOKS AUTOMATION - 2018 Proxy Statement    6

Back to Contents

Proposal No. 4: Ratification of the Company’s Independent Registered Public Accounting Firm

For the proposal to ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm, you may either vote “for,” “against” or “abstain.” An affirmative vote of a majority of the votes cast affirmatively or negatively is required to approve Proposal No. 4. Abstentions will have no effect on the results of the vote on Proposal No. 4. We do not expect there will be any broker non-votes on this matter as the approval of Proposal No. 4 is considered to be routine and a broker or other nominee is generally empowered to vote on such routine proposals, however, if we do have any broker non-votes they will not affect the voting outcome.

Voting of Proxies

General

If your shares of Common Stock are registered directly in your name with our transfer agent, Computershare, Inc., you are considered the stockholder of record, or record holder, of those shares. In that case these proxy materials have been sent directly to you and you have the right with these proxy materials to grant your proxy directly to Brooks or to vote in person or by telephone or via the Internet as described below.

If your shares of Common Stock are held in a brokerage account (street name) or by another person on your behalf, you are considered to be the beneficial owner of those shares, and these proxy materials are being forwarded to you by your broker or other nominee together with a voting instruction card, and you are also invited to attend the Annual Meeting.

Proxies Without Voting Instructions

Proxies that are properly submitted and dated but which do not contain voting instructions will be voted for the election of the nominees as directors described in this proxy statement, for the approval of the non-binding vote on executive compensation, for holding an advisory vote on executive compensation each year and for the ratification of the selection of PwC as the Company’s independent registered accounting firm for the 2018 fiscal year. If any other matters properly come before the Annual Meeting, proxies will be voted by the authorized proxies in accordance with their best judgment.

Voting Shares held through Broker by Proxy

If your shares of Common Stock are held by your broker, your broker will vote your shares for you if you provide instructions to your broker on how to vote your shares. You should follow the directions provided by your broker on a voting instruction card regarding how to instruct your broker to vote your shares. In the absence of such instructions, the broker will be able to vote your shares on matters with respect to which it has discretionary voting power, in this case only the ratification of the selection of PwC as the Company’s independent registered public accounting firm for the 2018 fiscal year, but not with respect to the election of the 10 nominees for director, the advisory vote on executive compensation, or the advisory vote on the frequency of holding an advisory vote on executive compensation.

Voting of Shares held through Broker in Person

If your shares of Common Stock are held by your broker or other nominee and you wish to vote those shares in person at the Annual Meeting, you must obtain from the broker or other nominee holding your shares a properly executed legal proxy, identifying you as a stockholder, authorizing you to act on behalf of the broker or other nominee at the Annual Meeting and specifying the number of shares with respect to which the authorization is granted.

BROOKS AUTOMATION - 2018 Proxy Statement    7

Back to Contents

Other Matters

If you sign and return the enclosed proxy card or vote your shares over the telephone or via the Internet, you grant to the persons named in the proxy the authority to vote in their discretion on any other matters that may properly come before the Annual Meeting, including any adjournment or postponement thereof. Other matters that may be properly brought before the Annual Meeting, unless otherwise provided in our certificate of incorporation or by-laws or by statute, will be approved if they receive a majority of the votes properly cast on the matter. Our management does not presently know of any other matters to be brought before the Annual Meeting.

Voting Procedures

There are several ways in which you or your representative can vote your shares, as follows:

Stockholders of record may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelope. Stockholders who are the beneficial owners of shares held in a brokerage account, or by another person on their behalf, may vote by mail by completing, signing and dating the voting instruction card provided by their broker, trustee or nominee and mailing it in the accompanying pre-addressed envelope.

Stockholders of record may submit proxies by telephone until 11:59 p.m. (Eastern Time) on January 30, 2018 by calling 1-800-690-6903. The proxy card includes instructions on submitting proxies by telephone. Most stockholders who are the beneficial owners of shares held in a brokerage account, or by another person on their behalf, may vote by telephone by calling the number specified on the voting instruction card provided by their broker, trustee or nominee. Please see the voting instruction card for telephone voting availability.

Stockholders of record may submit proxies using the Internet until 11:59 p.m. (Eastern Time) on January 30, 2018 by visiting www.proxyvote.com. The proxy card includes instructions on submitting proxies using the Internet. Most stockholders who are the beneficial owners of shares held in a brokerage account, or by another person on their behalf, may vote using the Internet by following the instructions on the voting instruction card provided by their broker, trustee or nominee. Please see the voting instruction card for Internet voting availability.

Revocation of Proxies

Signing the enclosed proxy card or otherwise submitting one’s proxy will not prevent a record holder from voting in person at the Annual Meeting or otherwise revoking the proxy. A record holder may revoke a proxy at any time before the Annual Meeting in the following ways:

•

filing with our corporate secretary, before the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy;

•

authorizing a later dated proxy relating to the same shares and delivering it to us before the vote at the Annual Meeting; or

•

attending the Annual Meeting and voting in person, although attendance at the meeting will not by itself constitute a revocation of the proxy.

Record holders should send any written notice of revocation or subsequent proxy to our corporate secretary at 15 Elizabeth Drive, Chelmsford, Massachusetts 01824, or hand deliver the notice of revocation or subsequent proxy to our corporate secretary before the vote at the Annual Meeting.

Proxy Materials Available via the Internet

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on January 31, 2018

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to our stockholders of record and beneficial owners, which will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

BROOKS AUTOMATION - 2018 Proxy Statement    8

Back to Contents

CORPORATE GOVERNANCE

Board of Directors

The Board of Directors has responsibility for establishing broad corporate policies and reviewing overall performance rather than day-to-day operations. The Board’s primary responsibility is to oversee management and, in so doing, to serve the Company’s and its stockholders’ best interests. Management keeps the directors informed of our activities through regular written reports and presentations at Board and Committee meetings. The Board has adopted the Governance Policy that is publicly available on our website at www.brooks.com. That policy calls for, among other things, the maintenance of Board leadership that is separate from the Company’s executive leadership, whether that comes in the form of an independent chairman or an independent lead director. The independent chairman presides over the regularly held executive sessions of the Board, noted below, at which the chief executive officer is not present. Each director is required to stand for election annually.

The Board has assessed each of the 10 nominees for director against the SEC and the Nasdaq Stock Market standards for independence and determined that Messrs. Allen, Martin, McGillicuddy, Pond, and Woollacott, Professor Palepu, Dr. Wrighton, and Mses. Davis and Zane, nine of the 10 current directors, meet the general definition of an independent director as defined by the Nasdaq Stock Market. The Board has further determined that all members of the Audit Committee (among others) meet the Nasdaq Stock Market’s stricter definition of independence required for members of an Audit Committee, and determined that each member of the Audit Committee qualifies as an Audit Committee Financial Expert.

The Board of Directors held nine meetings during the fiscal year ended September 30, 2017 and took action three times by written consent. Each current director attended at least 75% of the meetings of the Board of Directors and of committees of which he or she was a member held while he or she was a director during the last fiscal year. In connection with each of the Board’s four regularly scheduled meetings, all non-employee members of the Board met in executive session without the chief executive officer being present.

The Board of Directors encourages stockholders to communicate with our senior management and directly with members of the Board of Directors on matters of concern related to our business and affairs. Stockholders who wish to communicate with members of the Board of Directors may do so by the following means:

•

By telephone: (978) 262-4400

•

By electronic mail: Directors@Brooks.com

•

By first class mail, overnight mail or courier:
Brooks Board of Directors
Brooks Automation, Inc.
15 Elizabeth Drive
Chelmsford, MA 01824

•

By website: www.brooks.com/company/investors/shareholder-feedback

As a matter of policy we encourage the directors to attend meetings of stockholders, in person or by telephone. All of the nominees for election as director were directors at the time of the last stockholder meeting in February 2017, and all attended that meeting.

In accordance with our Governance Policy, members of the Board are encouraged to periodically attend formal continuing education programs for directors, with a recommended frequency of at least once every three years. The Company supports and encourages Board members to take advantage of director education opportunities. There are many public company director educational venues available, and the Company believes that its Board members should keep current on the fast changing areas of corporate governance and related regulations. The Brooks Board members have participated in, and continue to attend, public company director education venues and many of our Board members hold professional director certifications earned by accumulating from 30 to 150 director education credit hours.

Chairman of the Board

The Board of Directors has elected Joseph R. Martin to serve as chairman of the Board. Under our By-Laws and Governance Policy, the chairman assists the chief executive officer in setting the agenda for meetings of the Board of Directors, presides over executive sessions of the Board and performs such other duties as the Board may assign.

BROOKS AUTOMATION - 2018 Proxy Statement    9

Back to Contents

Committees of the Board

The Board currently has the following standing committees: an Audit Committee, an Executive Committee, a Finance Committee, a Human Resources and Compensation Committee, and a Nominating and Governance Committee. The following table sets out the Board Committees on which each member of the Board now serves, identifying as well the chair of each committee.

Name of Director	Audit	Executive	Finance	HR & Compensation	Nominating & Governance
Non-Employee Directors:
A. Clinton Allen			Chair		Member
Robyn C. Davis			Member	Member
Joseph R. Martin(1)		Chair			Member
John K. McGillicuddy	Co-Chair	Member			Member
Krishna G. Palepu		Member	Member		Chair
Kirk P. Pond			Member	Member
Alfred Woollacott, III	Co-Chair		Member
Mark S. Wrighton	Member		Member
Ellen Zane		Member		Chair	Member
Employee Director:
Stephen S. Schwartz		Member
NUMBER OF MEETINGS IN FISCAL 2017	5	7	5	5	4
(1) Chairman of the Board

Audit Committee

Under the provisions of the Audit Committee charter, the Audit Committee is responsible for the qualifications, independence, appointment, retention, compensation and evaluation of our independent registered public accounting firm and for assisting the Board of Directors in monitoring our financial reporting process, accounting functions, and internal control over financial reporting. It also is responsible for administering our Standards of Conduct and the oversight of “whistle-blowing” procedures, and certain other compliance matters.

A copy of the charter of the Audit Committee is publicly available on our website at www.brooks.com. Under its charter, the Audit Committee must consist of not less than three directors, each of whom meets the stricter definition of independence for members of the Audit Committee under rules of the Nasdaq Stock Market. On August 1, 2017, Mr. Woollacott was apointed as Co-Chair of the Audit Committee. The Audit Committee currently is composed of Messrs. McGillicuddy (Co-Chair) and Woollacott (Co-Chair), and Dr. Wrighton, each of whom will remain on the Committee during fiscal 2018, if reelected by the stockholders. The Board of Directors has reviewed the qualifications of each member of the Committee and has determined that each of them meets that stricter definition of independence and that each qualifies as an “audit committee financial expert” as the SEC defined that term in Item 407 of Regulation S-K.

The Audit Committee met on five occasions during fiscal year 2017 and took no action by written consent. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

Executive Committee

The purpose of the Executive Committee is to: (i) permit action on behalf of the Board of Directors between meetings, particularly in those circumstances for which a timely response is required and full Board participation is not reasonably feasible; (ii) assess, review with management, and provide recommendations to the Board of Directors concerning our strategic planning process and the implementation of our strategic plans; and (iii) lead the process by which we and the Board of Directors conduct the ongoing assessment and management of the business risks we face. The Executive Committee may exercise the full powers of the Board when, in their reasoned judgment, the best interest of the Company requires prompt action incompatible with full Board participation, excepting those matters legally requiring the approval of the full Board. Whenever possible, the Executive Committee expects to seek prior full Board approval of limits within which it will exercise its discretion. The charter of the Executive Committee is publicly available on our website at www.brooks.com. The Executive Committee has also been given the responsibility to act for the Board in providing guidance to management concerning the Company’s strategic planning and implementation, as well as taking the lead for the

BROOKS AUTOMATION - 2018 Proxy Statement    10

Back to Contents

Board in ensuring that the Company implements and employs the processes necessary to understand, address and manage the Company’s business and enterprise risks. The Executive Committee is currently comprised of Messrs. Martin (Chair) and McGillicuddy, Professor Palepu, Ms. Zane and Dr. Schwartz, each of whom will remain on the Committee during fiscal 2018, if reelected by the stockholders. The Executive Committee met on seven occasions during fiscal year 2017 and took no action by written consent.

Finance Committee

The purpose of the Finance Committee is to assess and provide recommendations to the Board of Directors on the Company’s capital structure, including financial strategies, policies, practices and transactions. Among other things, the Finance Committee recommends how to employ the Company’s cash resources in the best interests of stockholders and assist the management and the Board in the consideration and review of possible strategic transactions. Its purposes does not include the evaluation of financial performance and controls delegated under the charter of the Audit Committee, nor does it preclude direct action by the Board on any issue if the Board so chooses. The charter of the Finance Committee is publicly available on our website at www.brooks.com. The Committee is comprised of Messrs. Allen (Chair), Pond and Woollacott, Ms. Davis, Professor Palepu and Dr. Wrighton, each of whom will remain on the Committee during fiscal 2018, if reelected by the stockholders, and each of whom meets the definition of an independent director. The Finance Committee met five times during fiscal year 2017 and took two actions by written consent.

Human Resources and Compensation Committee

The Human Resources and Compensation Committee has overall responsibility for our executive compensation philosophy, evaluates and approves executive compensation including cash bonuses to be issued pursuant to the Company’s Executive Performance-Based Variable Compensation Plan, assists the Board in the discharge of its responsibilities with respect to executive compensation and develops the leadership capabilities of our executives. The Committee is responsible for the annual compilation of the Chief Executive Officer’s strategic performance objectives and manages his/her annual performance assessment and feedback. Additionally, the Committee is responsible for planning the succession process for the Chief Executive Officer and the executive staff. It also has been delegated the authority to supervise the administration of our stock plans, and it is required to review and approve the incorporation of our compensation discussion and analysis report in this proxy statement in accordance with SEC rules. The Human Resources and Compensation Committee also approves all grants to employees under our stock plans and recommends the ratification of those grants by the full Board of Directors. Actual grants under those plans must be approved by the full Board as well as the Committee as set forth in the Governance Policy. The Human Resources and Compensation Committee is authorized to retain independent advisors to assist it in fulfilling its responsibilities. Under its charter and the requirements of the Nasdaq Stock Market, the Human Resources and Compensation Committee must consist of at least three directors, each of whom satisfies certain requirements of the securities and other laws and satisfies the independence requirements of the Nasdaq Stock Market. The charter of the Committee is publicly available on our website at www.brooks.com. The Human Resources and Compensation Committee is currently comprised of Ms. Zane (Chair), Mr. Pond and Ms. Davis, each of whom will remain on the Committee during fiscal 2018, if reelected by the stockholders. Each of these Committee members meets the definition of an independent director and the other requirements for membership.

The Human Resources and Compensation Committee met on five occasions during fiscal year 2017 and took no action by written consent.

Please see also the report of the Human Resources and Compensation Committee set forth elsewhere in this proxy statement.

Human Resources and Compensation Committee Interlocks and Insider Participation

None of the members of the Human Resources and Compensation Committee is or was formerly an officer or employee of the Company, and no executive officer serves on the board of directors of any company at which any of the Human Resources and Compensation Committee members is employed.

BROOKS AUTOMATION - 2018 Proxy Statement    11

Back to Contents

Nominating and Governance Committee

The purpose of the Nominating and Governance Committee is to: (i) identify, review and evaluate candidates to serve as directors; (ii) serve as a focal point for communication between such candidates, the Board of Directors and our management; (iii) make recommendations to the full Board with respect to Board candidates to be elected by the stockholders or appointed by the Board; (iv) evaluate and make recommendations to the Board on a set of corporate governance and ethics principles; (v) periodically review and evaluate our governance and ethics policies and guidelines; (vi) evaluate and make recommendations to the Board concerning the structure, responsibilities and operation of the Committees of the Board; (vii) make recommendations to the Board concerning Board meeting policies; and (viii) make recommendations to the Board concerning the compensation of members of the Board and any Committees of the Board.

Under its charter, as supplemented by the rules of the Nasdaq Stock Market, the Nominating and Governance Committee must consist of not less than three members, each of whom satisfies the independence requirements of the Nasdaq Stock Market. A copy of the charter of the Nominating and Governance Committee is publicly available on our website at www.brooks.com. The members of the Committee are Professor Palepu (Chair), Messrs. Allen, Martin, and McGillicuddy and Ms. Zane, each of whom will remain on the Committee during fiscal 2018, if reelected by the stockholders, and each of whom meets the definition of an independent director.

The Nominating and Corporate Governance Committee is responsible for identifying candidates to serve as directors, whether such directorships are filled by the Board or by stockholders. The Committee may consider nominees recommended by stockholders and other sources, such as directors, third-party search firms or other appropriate sources. In evaluating candidates the Committee seeks the strength that is derived from a variety of experiences among board members, embracing the criteria and qualifications set forth in the Committee’s charter, which include personal integrity, sound business judgment, business and professional skills and experience, independence (as defined under SEC and Nasdaq rules), potential conflicts of interest, proven leadership and management experience as chief executive officer or chairman of a public company or other large, complex organization, diversity, expertise resulting from significant academic or research activities, and experience on one or more boards of significant public, private, or non-profit organizations, the extent to which a candidate would fill a present need, and concern for the long-term interests of stockholders. In any particular situation, the Committee may focus on persons possessing a particular background, experience or qualifications, which the Committee believes would be important to enhance the effectiveness of the Board. It is the practice of the Nominating and Governance Committee in nominating and evaluating candidates for the Board to take into account their ability to contribute to the experience represented on the Board. The evaluation process for stockholder recommendations is the same as for candidates from any other source. If stockholders wish to recommend a candidate for director for election at the 2019 annual meeting of stockholders, they must follow the procedures described in “Other Matters-Stockholder Proposals and Recommendations For Director.”

The Committee also initiates and administers the Board’s annual self-evaluation and performance review process. This annual process is initiated by each Board member being sent a written questionnaire dealing with a variety of elements of the governance process, including the Board’s structure, its effectiveness in carrying out key responsibilities, the quality and efficiency of the meeting processes of the Board and its Committees, the responsibilities and effectiveness of the Board’s Committees, and, more generally, Board members’ overall analysis and comments concerning the effectiveness of the Board, its processes and the quality of its deliberations. After these questionnaires are completed and returned, the chairman of the Nominating and Governance Committee conducts individual interviews with each Board member in order to understand fully the perceptions and analysis of each director. The chairman then presents the information that has been collected through these processes to the Nominating and Governance Committee and then, following that discussion, presents observations and recommendations to the full Board for discussion and such action as the Board determines to be appropriate. The Board views these activities as part of its overall process of on-going self-evaluation and continuous improvement.

The Nominating and Governance Committee met four times during fiscal year 2017 and took no action by written consent.

Board Risk Oversight

Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors, as a whole and through its committees, has the ultimate responsibility for the oversight of risk management. The Board has delegated to the Executive Committee responsibility to ensure that the Board and management implement and regularly employ the processes necessary to understand, address and manage the Company’s business risks. The Executive Committee is authorized to delegate this responsibility to other Committees of the Board with respect to specific areas of business risk where the Executive Committee deems this to be appropriate. Each year, working initially through the Audit Committee, management and the Board jointly develop and/or review a list of important risks that the Company prioritizes. These are reviewed during the year by management and by the Board and the committees to which the Executive Committee has delegated specific areas of responsibility.

BROOKS AUTOMATION - 2018 Proxy Statement    12

Back to Contents

The Board’s risk oversight processes build upon management’s regular risk assessment and mitigation processes, which include standardized reviews conducted with members of management across and throughout the Company in areas such as financial and management controls, strategic and operational planning, regulatory compliance, environmental compliance and health and safety processes. The results of these reviews are then discussed and analyzed at the most senior level of management, which assesses both the level of risk posed in these areas and the likelihood of their occurrence, coupled with planning for the mitigation of such risks and occurrences.

Following this senior management level assessment, the Executive Committee is then tasked to drive the risk assessment process at the Board level and to ensure that mitigation and corrective actions are being taken where appropriate.

Board Leadership Structure

The Company’s Governance Policy, as set out on the Company’s corporate web site under “Investors” and “Corporate Governance”, provides that there will always be independent leadership of the Board. In accordance with the Policy, the Board may select the chief executive officer to also serve as Board chairman, but its current practice is to have an independent director serve as chairman. The Policy also makes clear that in the event that the same person serves as chief executive officer and chairman, the Board shall select a lead independent director who shall be responsible for chairing meetings of the independent directors in addition to any other responsibilities designated by the Board. Under this separation of responsibilities, an independent director will always be in a position of Board leadership.

The chairman is responsible for collaborating with the chief executive officer in setting Board agendas. The Company’s Governance Policy also provides that “The independent directors of the board shall meet in executive session (separate from any inside directors) on a regular basis, at least as frequently as may be required by applicable Nasdaq or SEC rule or regulation.” It has been the consistent practice of the chairman to conduct such meetings of independent directors at each in-person meeting of the Board of Directors.

In addition, under the Governance Policy, the chairman (with the assistance of the Company Secretary) shall “(1) be primarily responsible for monitoring communications from stockholders and (2) provide copies or summaries of such communications to the other directors as he or she considers appropriate.”

Brooks’ separation of the roles of chief executive officer and chairman of the Board of Directors continues to offer benefits including the following:

•

the independent oversight of the Company is enhanced;

•

the objectivity of the Board’s evaluation of the chief executive officer is increased;

•

having a non-executive chairman provides an independent spokesman for the Company;

•

the chief executive officer has the benefit of a fully independent and experienced board; and

•

the Board can provide a fully independent and objective assessment of risk.

BROOKS AUTOMATION - 2018 Proxy Statement    13

Back to Contents

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of November 30, 2017 with respect to the beneficial ownership of Common Stock by each current director and each executive officer named below in the Summary Compensation Table under “Compensation Tables for Named Executive Officers-Summary Compensation Table”, who we refer to as the “named executive officers”, all current executive officers and directors as a group, and each person known by us to be the beneficial owner of 5% or more of the Common Stock. Except as indicated below, this information is based upon information received from, on behalf of or filed with the SEC by the named individuals.

Name	Shares of Common Stock Beneficially Owned(1)	Percentage of Class
Named Executive Officers and Current Directors:
Stephen S. Schwartz	460,247	*
Lindon G. Robertson	94,587	*
Maurice H. Tenney III	92,826	*
David E. Jarzynka	46,780	*
David C. Gray	51,490	*
A. Clinton Allen(2)	98,870	*
Robyn C. Davis(3)	25,956	*
Joseph R. Martin	80,319	*
John K. McGillicuddy(4)	83,600	*
Krishna G. Palepu	87,678	*
Kirk P. Pond(5)	88,568	*
Alfred Woollacott, III	81,493	*
Mark S. Wrighton	99,157	*
Ellen M. Zane	42,185	*
All directors and current executive officers as a group (17 persons)(2) (3) (4) (5) (6)	1,663,776	2.36%
Five Percent Owners:
The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355(7)	8,024,708	11.39%
BlackRock, Inc., 40 East 52nd Street, New York, NY 10022(87)	7,818,359	11.10%
Dimensional Fund Advisors LP, Palisades West, Building One 6300 Bee Cave Road, Austin, Texas 78746(9)	5,813,629	8.25%
Barrow, Hanley, Mewhinney & Strauss, LLC, 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2761(10)	5,546,232	7.87%
*

Less than one percent.

(1)

To our knowledge, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table. In addition, shares indicated as beneficially owned by officers and directors include restricted stock over which the officer or director has voting power but no investment power and any restricted stock units which would vest within 60 days of November 30, 2017.

(2)

Includes 18,700 shares held by a relative of Mr. Allen, over which he has no voting rights, as well as 7,822 shares issued as restricted stock units that have been deferred until separation from his service as a Brooks director.

(3)

Includes 22,387 shares issued to Ms. Davis issued as restricted stock units that have been deferred until separation from her service as a Brooks director.

(4)

Includes 74,100 shares issued to Mr. McGillicuddy issued as restricted stock units that have been deferred until separation from his service as a Brooks director.

(5)

Includes 39,423 shares issued to Mr. Pond issued as restricted stock units that have been deferred until separation from his service as a Brooks director.

(6)

Includes 200,921 shares held in the aggregate by executive officers other than the Named Executive Officers.

(7)

Based upon the most recent amendment to Schedule 13G filed by The Vanguard Group, Inc. with the SEC on March 10, 2017, as of February 28, 2017, the Vanguard Group, Inc. and certain of its subsidiaries had sole voting power over 81,719 shares, shared voting power over 14,045 shares, sole dispositive power over 7,932,445 shares, and shared dispositive power over 92,263 shares.

(8)

Based upon the most recent amendment to Schedule 13G filed by BlackRock, Inc. with the SEC on January 12, 2017, as of December 31, 2016, BlackRock, Inc. and the subsidiaries listed therein had sole voting power over 7,663,223 shares and sole dispositive power over 7,818,359 shares.

(9)

Based upon the most recent amendment to Schedule 13G filed by Dimensional Fund Advisors LP with the SEC on February 9, 2017, as of December 31, 2016, Dimensional Fund Advisors LP had sole voting power over 5,632,601 shares and sole dispositive power over 5,813,629 shares.

(10)

Based upon the most recent Schedule 13G filed by Barrow, Hanley, Mewhinney & Strauss, LLC with the SEC on February 9, 2017, as of December 31, 2016, Barrow, Hanley, Mewhinney & Strauss, LLC had sole voting power over 3,255,072 shares, shared voting power over 2,291,160 shares and sole dispositive power over 5,546,232 shares.

BROOKS AUTOMATION - 2018 Proxy Statement    14

Back to Contents

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the 2018 Annual Meeting, 10 directors are to be elected to serve until the 2019 annual meeting of stockholders and until their successors have been duly elected and qualified. The nominees for election at the 2018 Annual Meeting are listed on the following pages with brief biographies. They are all currently Brooks directors.

Director Qualifications

In its Governance Policy and in the charter of the Nominating and Governance Committee, the Board has set out both broadly and in specific terms the qualifications sought when considering non-employee director candidates. At the highest level, as set out in the Board’s Governance Policy, these include a high degree of business experience, the consistent exercise of the highest ethical standards, and a continuing commitment to the best practices of corporate governance. The Board and the Nominating and Governance Committee also assess a candidate’s independence as defined under SEC and Nasdaq rules. The emphasis throughout the process of identifying, nominating and evaluating candidates for the Board and members of the Board following their election is to produce a group of directors that function effectively as a leadership team. It is considered important not only to bring together directors with a variety of skills in diverse areas, but also to ensure that those directors function well together. Within this framework, the charter of the Nominating and Governance Committee includes specific criteria as essential in helping to ensure that the Board possesses the strength that is derived from having a variety of appropriate skills and experience. Those criteria are: proven leadership and management experience as chief executive officer or chairman of a public company or other large, complex organization; financial expertise; experience in technology, manufacturing or marketing; international background; diversity; expertise resulting from significant academic or research activities; and experience on one or more boards of significant public, private or non-profit organizations. It is the practice of the Nominating and Governance Committee and the Board in nominating and evaluating candidates for the Board to take into account the overall experience represented on the Board, all as part of the process of endeavoring to ensure that the Board functions at all times as an effective team. The Nominating and Governance Committee and the full Board review their effectiveness in balancing these considerations when assessing the composition of the Board.

While the Board has not adopted a formal policy concerning diversity, it does believe, as noted above, that it must take advantage of the strength derived from having a variety of skills, experience and unique individual backgrounds represented among its members. The Brooks Board is composed of a diverse group of leaders in their respective fields. Many of the current directors have leadership experience at major domestic and international companies with operations inside and outside the United States, as well as experience on other companies’ boards, which provides an understanding of different business processes, challenges and strategies. In some cases they have occupied chief executive officer and other leadership roles in internationally focused companies or institutions in the markets that Brooks serves or related markets. Other directors have experience as professors and leaders at internationally recognized academic institutions or as accounting professionals operating at the highest level of the independent accounting profession, each of whom brings unique perspectives to the Board.

BROOKS AUTOMATION - 2018 Proxy Statement    15

Back to Contents

DIRECTOR NOMINEES

Information on Nominees

Following is certain information with respect to the 10 nominees, in each case setting forth the particular experience, qualifications, attributes and skills of each director nominee that led the Board to conclude that such person should serve as a director of Brooks.

Our Board of Directors Recommends a Vote FOR Each Nominee for Director

A. Clinton Allen

Age 73
Director Since October 2003

Nominee Information

Mr. Allen is chairman and chief executive officer of A.C. Allen & Company, an investment banking consulting firm, and principal of the American College of Corporate Directors, an organization that provides educational and other services to public company directors, chief executive officers and corporate counsel. From 1989 to 2002, Mr. Allen served as vice chairman of the board of Psychemedics Corporation, a biotechnology company with a proprietary drug testing product, and as chairman of the board of Psychemedics from 2002 to 2003. Mr. Allen rejoined the board of Psychemedics in 2015. Mr. Allen is currently the non-executive chairman and a director of Collectors Universe, Inc., a third-party authentication and grading service for high-value collectibles. He also serves as lead director of LKQ Corporation, a supplier of recycled OEM automotive parts. Mr. Allen holds an Executive Master Professional Director Certification from the American College of Corporate Directors.

Qualifications

The Board of Directors has concluded that Mr. Allen should continue to serve as a director of the Company because of his broad-based investment banking and financial market expertise, which enables him to provide the Company and the Board with valuable insights in both merger and acquisition analysis and in the approach to capital markets generally, as well as his leadership experience serving as chairman and director for diverse publicly traded companies.

Robyn C. Davis

Age 56
Director Since June 2013

Nominee Information

Ms. Davis has been managing director of AngelHealthcare Investors, LLC, an early-stage private equity investment group focused on medical devices, life sciences and specialty pharmaceutical companies, since 2000. Prior to AngelHealthcare, Ms. Davis was a director of the merchant banking services practices for Barents Group, LLC, and a strategy consultant at Bain & Company. Ms. Davis currently serves as a director of SC Repco, Inc., a privately-held company that represents the interests of the former shareholders of Smart Cells, Inc., which was acquired by Merck & Co. in 2010. Ms. Davis also serves as a director of two early-stage, privately-held healthcare companies, Akston Bioscience Corporation and CRA Health, LLC. Ms. Davis holds an Executive Masters Professional Director Certification from the American College of Corporate Directors.

Qualifications

The Board of Directors has concluded that Ms. Davis should continue to serve as a director of the Company because of her extensive business experience, particularly with early stage life sciences companies, and her banking and finance expertise.

BROOKS AUTOMATION - 2018 Proxy Statement    16

Back to Contents

Joseph R. Martin

Age 70
Director Since June 2001

Nominee Information

Mr. Martin has been chairman of the Board since May 2006. Mr. Martin served as executive vice president and chief financial officer, and later senior executive vice president, and then as member of Office of the Chairman of Fairchild Semiconductor International, Inc., a supplier of power semiconductors, from June 1996 to May 2004. He served as the vice chairman of Fairchild’s board of directors from 2003 until his retirement in June 2005. Mr. Martin is a member of the board of directors of Collectors Universe, Inc., a publicly traded company that provides third-party authentication and grading service for high-value collectibles, and of Sanken North America, Inc., a privately-held company that owns both Polar Semiconductor, LLC, a wafer fabrication facility, and Allegro MicroSystems, LLC, which manufactures high-performance power and sensing semiconductors. Mr. Martin also serves as a trustee of Embry-Riddle Aeronautical University. Mr. Martin previously served as a director of SynQor, Incorporated, a manufacturer of power converters, until March 2014 and Soitec, Inc., a semiconductor wafer processing company, until July 2017. Mr. Martin holds an Executive Master Professional Director Certification from the American College of Corporate Directors.

Qualifications

The Board of Directors has concluded that Mr. Martin should continue to serve as a director of the Company because of his extensive industry and finance experience over more than 30 years in the semiconductor industry as chief financial officer and vice chairman of the board of directors of a multinational public semiconductor company, combined with the leadership that he has provided as Brooks’ chairman since 2006. The Board of Directors regards Mr. Martin’s experience as invaluable to the operation of the Board and the financial success of the Company.

John K. McGillicuddy

Age 74
Director Since October 2003

Nominee Information

Mr. McGillicuddy was a partner with the international accounting firm of KPMG LLP, a public accounting firm, from 1975 until his retirement in June 2000. Mr. McGillicuddy is also a member of the board of directors of Cabot Corporation, a chemical manufacturer, and previously served as a member and past chairman of the board of directors of Watts Water Technologies, Inc., a manufacturer of water safety and flow control products, until May 2016. Mr. McGillicuddy holds a Professional Director Certification from the American College of Corporate Directors.

Qualifications

The Board of Directors has concluded that Mr. McGillicuddy should continue to serve as a director of the Company because of the depth of his financial background, including his previous experience as partner of a large, international public accounting firm, as well as his leadership and international experience as chairman of a public company with international operations.

BROOKS AUTOMATION - 2018 Proxy Statement    17

Back to Contents

Krishna G. Palepu

Age 63
Director Since November 2005

Nominee Information

Professor Palepu is the Ross Graham Walker Professor of Business Administration and senior advisor to the president of Harvard University on global strategy. Among his other responsibilities at Harvard Business School, Professor Palepu teaches in several different corporate governance educational programs. Prior to assuming his current administrative position, Professor Palepu held other positions at Harvard Business School, including Senior Associate Dean for International Development and Senior Associate Dean for Research. Professor Palepu was formerly a member of the board of directors of Dr. Reddy’s Laboratories Ltd., an Indian global pharmaceuticals company, from 2002 until 2009, and PolyMedica Corp, a Massachusetts provider of diabetes testing supplies and products, from June 2006 until it was sold in August 2007. Professor Palepu also serves as a trustee of The Winsor School. Professor Palepu was also formerly a member of the board of directors of BTM Corporation, a privately-owned management solutions provider focused on converging business with technology, and Satyam Computer Services Limited (“Satyam”), an Indian company whose shares were publicly traded in India and on the New York Stock Exchange. In December 2008, Professor Palepu resigned from the board of Satyam. Following his resignation, Satyam has been the subject of significant litigation, a portion of which has included Professor Palepu as a named defendant. For a full discussion of the Satyam litigation as it relates to Professor Palepu, please see the section titled “Pending Legal Matters” below. Professor Palepu holds a Master Professional Director Certification from the American College of Corporate Directors.

Qualifications

The Board of Directors has evaluated the matters pertaining to the Satyam litigation as it relates to Professor Palepu, including a re-evaluation after the December 2014 court decision, and concluded that Professor Palepu should continue to serve as a director of the Company because of the depth of the strategic, marketing, financial and technology insights that he provides arising out of his service as a professor at an internationally esteemed business school and his expertise in corporate governance, as well as the global and culturally diverse perspective afforded by his international background.

Kirk P. Pond

Age 73
Director Since November 2007

Nominee Information

Mr. Pond was the president and chief executive officer of Fairchild Semiconductor International, Inc., from June 1996 until May 2005. He served as the chairman of Fairchild’s board of directors from 1997 until June 2006. Prior to Fairchild Semiconductor’s separation from National Semiconductor, Mr. Pond held several executive positions with National Semiconductor, including executive vice president, chief operating officer and in the office of the president. Prior to that, Mr. Pond was executive vice president of Timex, Inc. and vice president of Texas Instruments, Inc. Mr. Pond served as a member of the board of directors of the Federal Reserve Bank of Boston from January 2004 until January 2007 and since 2005 has been a director of WEX Inc., a leading provider of corporate payment solutions. Mr. Pond also has been a director of Sensata Technologies Holding (NV), a sensor and electrical protection device manufacturer, since March 2011 and has served on the advisory board of the University of Arkansas Engineering School since 1987.

Qualifications

The Board of Directors has concluded that Mr. Pond should continue to serve as a director of the Company in order to receive the continuing advantage both of his leadership experience as chief executive officer of a successful public company in the semiconductor industry and his generally broad background in technology, semiconductor manufacturing, global marketing and finance in both the public and private sectors.

BROOKS AUTOMATION - 2018 Proxy Statement    18

Back to Contents

Stephen S. Schwartz

Age 58
Director Since August 2010

Nominee Information

Dr. Schwartz joined Brooks in April 2010 as president and continued to serve as such until August 2013. He was re-appointed president in May 2016. On October 1, 2010, he became chief executive officer and continues to serve in that role. Dr. Schwartz had previously served, from August 2002 until April 20, 2009, as chief executive officer and a director of Asyst Technologies, Inc., a manufacturer of integrated hardware and software automation systems primarily directed at the semiconductor manufacturing industry. He joined Asyst in January 2001 as senior vice president, Product Groups and Operations and was elected chairman of Asyst in January 2003. Asyst filed for bankruptcy protection under Chapter 11 of the United States bankruptcy act on April 24, 2009, and Asyst’s assets have since been liquidated. Prior to joining Asyst, Dr. Schwartz had served since 1987 in various capacities with Applied Materials, Inc., including acting as general manager for Applied Material’s service business and president of Consilium, Inc., an Applied Materials software subsidiary.

Qualifications

The Board of Directors has concluded that Dr. Schwartz should continue to serve as a director of the Company because of the depth of industry, marketing and management experience that he brings as former chief executive officer of a company in the automation manufacturing space, as well as the fact that he is the Company’s president and chief executive officer, thereby bringing to the Board his insight and experience with the daily business of the Company and its customers, employees and other stakeholders.

Alfred Woollacott, III

Age 71
Director Since October 2005

Nominee Information

Mr. Woollacott became a director following the Company’s acquisition of Helix Technology Corporation in October 2005. Mr. Woollacott is a certified public accountant and was a partner with the accounting firm of KPMG LLP from 1979 until his retirement in September 2002. He is currently a board member of the William H. Hart Realty Company, Inc. and the Hart Haven Community Association. Mr. Woollacott also served, until 2010, as a director of Greencore U.S. Holdings, a wholly-owned subsidiary of Greencore Group PLC, an Irish corporation listed on the Irish Stock Exchange, which is an international manufacturer of convenience foods and ingredients. Mr. Woollacott holds an Executive Master Professional Director Certification from the American College of Corporate Directors.

Qualifications

The Board of Directors has concluded that Mr. Woollacott should continue to serve as a director of the Company because of his financial background and expertise gained through his career as partner of a large, international public accounting firm, as well as his experience on the board of an international company.

BROOKS AUTOMATION - 2018 Proxy Statement    19

Back to Contents

Mark. S. Wrighton

Age 68
Director Since October 2005

Nominee Information

Dr. Wrighton became a director following the Company’s acquisition of Helix Technology Corporation in October 2005. Dr. Wrighton has been chancellor of Washington University in St. Louis since July 1995. Dr. Wrighton also serves as a director of Cabot Corporation, a chemical manufacturer, and of Corning Incorporated, a manufacturer of specialty glass and ceramics. He previously served as a director of A.G. Edwards, Inc., a financial services company, until 2007, and he previously served as a director of Akermin, Inc, a private company that ceased operations in 2017. Since 1995 Dr. Wrighton has served as Chancellor and Professor of Chemistry at Washington University in St. Louis, following a 23-year tenure at MIT, first as a faculty member in chemistry and for the last five years as Provost and Professor of Chemistry.

Qualifications

The Board of Directors has concluded that Dr. Wrighton should continue to serve as a director of the Company because of his leadership and financial experience gained as the lead executive of an esteemed, large university, as well as his extensive experience as a member of the board for large, technology focused public companies in the manufacturing and financial sectors and his technology experience as a scientist.

Ellen M. Zane

Age 66
Director Since May 2012

Nominee Information

Ms. Zane is serving as CEO Emeritus and vice chair of the board of trustees at Tufts Medical Center & Floating Hospital for Children, and from 2004 to 2011, she served as its president and chief executive officer. From May 1994 to January 2004, Ms. Zane served as Network President for Partners Healthcare System, a physician/hospital network sponsored by the Harvard affiliated Massachusetts General Hospital and Brigham and Women’s Hospital. Prior to 2004, Ms. Zane served as chief executive officer of Quincy Hospital in Quincy, Massachusetts. Ms. Zane is also currently a member of the board of directors at Boston Scientific Corporation, a publicly traded worldwide medical devices provider, Fiduciary Trust Company, a privately owned wealth management company and AgNovos Healthcare, LLC a privately-held medical device company, focused on bone health. Ms. Zane previously served as a director of Lincare Holdings Inc. until August 2012, Haemonetics Corporation until April 2016, Press Ganey until October 2016, Century Capital Management until June of 2017 and Parexel International Corporation until September 2017. Ms. Zane holds a Professional Director Certification from the American College of Corporate Directors.

Qualifications

The Board of Directors has concluded that Ms. Zane should continue to serve as a director of the Company because of her executive experience in the health care industry, including as the chief executive officer of a large medical center, in addition to her substantial experience as a director at other public companies.

BROOKS AUTOMATION - 2018 Proxy Statement    20

Back to Contents

Pending Legal Matters

In January 2009, the chairman of Satyam disclosed a series of fraudulent transactions that resulted in an overstatement of Satyam’s assets and revenue. As a result of subsequent investigations by the Special Fraud Investigation Office (“SFIO”), an investigative agency of the Indian government, various proceedings were brought in India in 2009 against Satyam involving allegations of fraud, substantial overstatements of revenues, profits and assets, as well as violations of sections of India’s criminal and corporate statutes. SFIO produced a report relating to these matters alleging a series of violations of the Companies Act, 1956, of India (the “Companies Act”) by the former directors of Satyam. In December 2009, SFIO filed complaints with respect to two of these allegations naming Professor Palepu and other Satyam directors. These complaints relate to Satyam’s alleged failure to properly identify highly paid employees in reports required by the Companies Act and failure to obtain prior approval from the government of India for consulting fees paid to Professor Palepu. In December 2014, the court in India hearing the complaints filed by SFIO issued its decision finding that Satyam violated the applicable provisions of the Companies Act and ordered each Satyam director, including Professor Palepu, to pay a fine of 20,000 Rupees (approximately $325) for the failure of Satyam to file reports identifying highly paid employees. In addition, the court found that Satyam violated the Companies Act by failing to obtain governmental approval of the consulting fees paid to Professor Palepu and ordered Professor Palepu to pay a fine of 500,000 Rupees (approximately $8,000) and return the consulting fees previously paid to him in the amount of 26,600,000 Rupees (approximately $428,000). Professor Palepu has appealed the decision with respect to both allegations, and he has informed the Board of Directors that he believes the allegations lack merit and that he intends to continue to assert his defenses vigorously.

Professor Palepu has also been named as a respondent to a petition brought in January 2009 before the Company Law Board of the Indian government and another petition filed in a civil court in January 2009 by Mahindra Satyam, successor to Satyam, both arising out of the same facts. The civil court petition is seeking 2.67 billion Rupees (approximately $42.72 million) in damages. Both of these actions are still pending.

BROOKS AUTOMATION - 2018 Proxy Statement    21

Back to Contents

COMPENSATION OF DIRECTORS

The following table sets forth the total compensation paid or accrued during the fiscal year ended September 30, 2017 to each of our non-employee directors.

Director Compensation Table

Fiscal Year 2017

Name	Fees Earned or Paid in case	Stock Awards	(1)	Total
Joseph R. Martin	$140,000	$130,014		$270,014
John K. McGillicuddy	$117,500	$90,018	(2)	$207,518
Ellen M. Zane	$112,500	$90,018		$202,518
Krishna G. Palepu	$105,000	$90,018		$195,018
A. Clinton Allen	$100,000	$90,018		$190,018
Robyn C. Davis	$92,500	$90,018	(3)	$182,518
Kirk P. Pond	$92,500	$90,018	(4)	$182,518
Alfred Woollacott, III	$92,500	$90,018		$182,518
Mark S. Wrighton	$92,500	$90,018		$182,518

Dr. Schwartz is not included here, having only received compensation as an employee during fiscal 2017. His compensation is discussed below under Executive Officers - Summary Compensation Table.

(1)

The value of a stock award is based on the fair value as of the grant date calculated in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 (previously FAS 123R). All shares vest in one year on the date one day before the Company’s 2018 Annual Meeting of Shareholders.

(2)

Mr. McGillicuddy has chosen to defer his 2017 stock award.

(3)

Ms. Davis has chosen to defer her 2017 stock award.

(4)

Mr. Pond has chosen to defer his 2017 stock award.

Compensation Policy

The following annual cash compensation is paid to our non-employee directors on a quarterly basis (pro-rated for the portion of any fiscal year in which the non-employee director provides service):

•

$90,000 Board retainer to each non-employee director;

•

$5,000 Committee retainer for each of Executive, Finance or Nominating and Governance Committee that such director serves on;

•

$10,000 Committee retainer for each of Audit or Human Resources and Compensation Committee that such director serves on;

•

an additional $40,000 retainer to the non-executive chairman of the Board;

•

an additional $10,000 retainer to each of the chairman of the Nominating and Governance Committee, the Finance Committee, and the Executive Committee;

•

an additional $20,000 retainer to the chairman of the Human Resources and Compensation Committee and (in the aggregate) to the co-chairmen of the Audit Committee; and

•

an annual award of unrestricted shares of our Common Stock having a market value of $90,000 ($130,000 for the non-executive chairman of the board) based on the closing price on the date of grant, which occurs each year following our annual meeting of stockholders.

In addition, on the date of appointment each newly elected non-employee director will receive an award of unrestricted shares of our Common Stock having a market value of $90,000 based on the closing price on the date of grant, prorated for the number of days out of 365 remaining until the next annual equity award to non-employee directors.

The Board of Directors has previously approved equity ownership guidelines for non-employee directors, which require each non-employee director to own over time shares of our Common Stock having a market value of at least $300,000. The target ownership amounts are subject to adjustments based on changes in the market price for our Common Stock. The Nominating and Governance Committee intends to monitor the policy over the coming years. As of September 30, 2017, each of the non-employee directors has exceeded the target

BROOKS AUTOMATION - 2018 Proxy Statement    22

Back to Contents

ownership amount. The Board may at any time revoke or modify the policy.

The Nominating and Governance Committee and the full Board reviews director compensation periodically in light of business and market conditions and such other factors as they deem appropriate. In 2017, based on an analysis of our director compensation program conducted by Pearl Meyer & Partners (“Pearl Meyer”), an independent compensation consultant, the Nominating and Governance Committee made recommendations of the following changes to our director compensation program which were reviewed and adopted by the Board:

•

Annual equity retainer was increased from $80,000 to $90,000;

•

Form of annual equity retainer was changed from unrestricted stock to restricted stock subject to one-year cliff vesting;

•

Chair retainer for the Human Resources and Compensation Committee was increased from $10,000 to $20,000; and

•

Committee member retainer for the Audit Committee and the Human Resources and Compensation Committee was increased from $5,000 to $10,000;

Deferred Compensation Plan

Non-employee directors may elect to defer receipt of their stock in exchange for a credit, in restricted stock units, to a deferred RSU account. Non-employee directors may also elect to defer all or a portion of their cash compensation pursuant to the Company’s Deferred Compensation Plan. No directors deferred cash compensation in 2017. In general, directors must make these deferral elections by the end of the calendar year preceding the date of the grant of the shares. Directors who make a deferral election will have no rights as stockholders of the Company with respect to amounts credited to their deferred RSU account. An amount equal to the cash dividends that would be paid on the number of shares equal to the number of RSUs credited to the director’s deferred RSU account will be converted into additional RSUs based on the closing price of the Company’s stock on each dividend record date. Payment of RSUs credited to the deferred RSU account will be made in a lump sum in an equal number of shares of unrestricted common stock at the time specified in the director’s deferral election, but no later than as soon as administratively feasible following the director’s termination of Board service. The table below sets forth the total number of deferred stock awards held by each non-employee director as of September 30, 2017.

Name	Number of Deferred Restricted Stock Units
A. Clinton Allen	7,822
Robyn C. Davis	22,387
John K. McGillicuddy	74,100
Kirk P. Pond	39,423

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and anticipate that we will enter into similar agreements with any future directors. Generally, the indemnification agreements are designed to provide the maximum protection permitted by Delaware law with respect to indemnification of a director.

The indemnification agreements provide that we will pay certain amounts incurred by a director in connection with any civil or criminal action or proceeding, specifically including actions by or in our name (derivative suits) where the individual’s involvement is by reason of the fact that the director is or was a director or officer. Such amounts include, to the maximum extent permitted by law, attorney’s fees, judgments, civil or criminal fines, settlement amounts, and other expenses customarily incurred in connection with legal proceedings. Under the indemnification agreements, a director will receive indemnification unless the director is adjudged not to have acted in good faith and in a manner the director reasonably believed to be in the best interests of Brooks.

BROOKS AUTOMATION - 2018 Proxy Statement    23

Back to Contents

EXECUTIVE OFFICERS

Biographical Information

The names of our executive officers and certain biographical information furnished by them as of December 13, 2017 are set forth below. Each executive officer serves until his resignation or termination.

Name	Age	Position with the Company
Stephen S. Schwartz	58	Chief Executive Officer and President
Lindon G. Robertson	56	Executive Vice President and Chief Financial Officer
Maurice H. Tenney III	54	President, Brooks Life Science Systems
David E. Jarzynka	49	Senior Vice President, General Manager, Brooks Semiconductor Solutions Group
David C. Gray	52	Senior Vice President, Chief Strategy and New Business Officer
William T. Montone	65	Senior Vice President, Human Resources
Jason W. Joseph	47	Senior Vice President, General Counsel and Secretary
David F. Pietrantoni	44	Vice President, Finance and Corporate Controller and Principal Accounting Officer

Dr. Stephen S. Schwartz joined Brooks in April 2010 as President and continued to serve as such until August 2013. He was reappointed President in May 2016. As of October 1, 2010, Dr. Schwartz also became Brooks’ Chief Executive Officer, and continues to serve as such. Dr. Schwartz was elected to the Brooks Board of Directors in August 2010. Dr. Schwartz had previously served, from August 2002 until April 20, 2009, as Chief Executive Officer of Asyst Technologies, Inc., a manufacturer of integrated hardware and software automation systems primarily directed at the semiconductor manufacturing industry. He joined Asyst in January 2001 as Senior Vice President, Product Groups and Operations and was elected Chairman of Asyst in January 2003. Asyst filed for bankruptcy protection under Chapter 11 of the United States Bankruptcy Act on April 24, 2009, and Asyst’s assets have since been liquidated. Prior to joining Asyst, Dr. Schwartz had served since 1987 in various capacities with Applied Materials, Inc., including acting as General Manager for Applied Material’s service business and President of Consilium, Inc., an Applied Materials software subsidiary.

Mr. Lindon G. Robertson joined Brooks in October 2013 as Executive Vice President and Chief Financial Officer. Prior to joining Brooks, from July 2011 to September 2013, Mr. Robertson served as the Vice President and Chief Financial Officer of Graftech International Ltd., a publicly traded manufacturer of carbon and graphite products for industrial applications. Prior to that, he spent 27 years at IBM Corporation in various senior financial management positions, including Chief Financial Officer of IBM’s global hardware business and Chief Financial Officer of IBM’s Japan and China operations.

Mr. Maurice H. Tenney III was appointed President, Brooks Life Science Systems in November 2014. Prior to joining Brooks, Mr. Tenney spent 13 years with PerkinElmer, Inc. in various leadership roles, most recently as Senior Vice President of customer operations. Mr. Tenney’s career includes progressive leadership assignments with GE, Lockheed Martin, AlliedSignal and Honeywell.

Mr. David E. Jarzynka was appointed as the General Manager of Brooks Semiconductor Solutions Group in April 2016. Prior to his appointment, he had responsibility for the Company’s semiconductor automation business since June 2013. Prior to that he was general manager of the Company’s Systems business.

Mr. Jarzynka joined Helix Technology Corporation in 2004 and continued on with Brooks after its acquisition of Helix in 2005, during which time Mr. Jarzynka held commercial leadership roles in product management, product marketing and sales. Prior to Helix, Mr. Jarzynka held commercial leadership roles at Intel Corporation and IBM. He began his career as an applications engineer for Brooks.

Dr. David C. Gray was appointed Senior Vice President, Chief Strategy and New Business Officer in June 2014 and, addiitonally, as General Manager Cryogenic Automation Solutions in October 2016. From October 2013 to June 2014, Dr. Gray provided consulting services to the Company. Prior to that, from January 2009 to January 2013, Dr. Gray was employed by GT Advanced Technology in various senior leadership roles, most recently as Chief Strategy and New Business Officer.

Mr. William T. Montone was appointed Senior Vice President, Human Resources in October 2005 when Brooks acquired Helix Technology Corporation, where he served as Vice President of Human Resources since 1998. Prior to joining Brooks, Mr. Montone held senior human resources roles at A.T. Cross, an international manufacturer of fine writing instruments, and Rogers Corporation, a materials technology company, for 13 and eight years, respectively.

Mr. Jason W. Joseph joined Brooks in March 2011 as Vice President, General Counsel and Secretary and was appointed as Senior Vice President in November 2017. Prior to joining Brooks, Mr. Joseph served as Vice President, General Counsel and Secretary of Unica Corporation, a publicly traded marketing automation software company, from June 2007 through November 2010, and as General Counsel and Secretary of MapInfo Corporation, a publicly traded location intelligence software company, from December 2003 through April 2007. Mr. Joseph also previously practiced law at Wilmer, Cutler, Pickering, Hale and Dorr LLP (formerly Hale and Dorr LLP) from 2000 through 2003.

Mr. David F. Pietrantoni was appointed Principal Accounting Officer and Corporate Controller in June 2013. Since joining Brooks in 2006, he has held various financial leadership positions, including Vice President, Finance and Division Chief Financial Officer. Prior to joining Brooks, Mr. Pietrantoni spent six years in various financial leadership roles at SPX Corporation and Standex International Corporation.

BROOKS AUTOMATION - 2018 Proxy Statement    24

Back to Contents

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

Our executive compensation program is built on a foundation of pay for performance and we continually evolve our compensation program to maintain the alignment of pay and performance. For the second consecutive year, we were pleased to receive support from over 99% of our shareholders who voted at our 2017 Annual Meeting to approve our “say on pay” proposal. We believe this investor endorsement of our executive pay program is a direct result of our strategy execution and business performance in Fiscal 2016 as well as the modification of certain elements of our pay program in Fiscal 2015 based on direct feedback from our shareholders. In this CD&A, we have described the material elements of our Fiscal 2017 compensation for the following Named Executive Officers:

Name	Role
Stephen S. Schwartz	Chief Executive Officer and President
Lindon G. Robertson	Executive Vice President and Chief Financial Officer
Maurice H. Tenney III	President, Brooks Life Science Systems
David E. Jarzynka	Senior Vice President, Brooks Semiconductor Solutions Group
David C. Gray	Senior Vice President, Chief Strategy and New Business Officer

Shareholder Outreach and Engagement

In Fiscal 2017, we continued our practice of reaching out to our larger shareholders and scheduling discussions on our pay programs and practices. These sessions were led by our Chairman of the Board and our Chairman of the Human Resources and Compensation Committee (“HRC”) and in addition to receiving investor feedback, we engaged their perspectives on topical executive pay issues to assist in guiding the ongoing management of our program. This year, the investors we spoke with were asked to provide their input on:

•

enhancing our executive pay disclosure

•

degree of alignment of our metrics and goals with our business strategy

•

whether any portion of the annual incentive award should be based on non-formulaic measures

The shareholders we engaged with in Fiscal 2017 were uniformly supportive and complimentary of our executive pay program, the strong linkage of our incentive metrics and goals to our business model and strategy, our executive pay governance and proxy disclosure, and the opportunity to speak with members of our Board. The feedback from our outreach efforts is provided to the Committee and the full Board.

We intend to maintain an ongoing dialogue with our shareholders to ensure that our pay program continues to take their views into consideration. We encourage our shareholders to provide us with feedback on our executive compensation program and governance. To facilitate that process we have established a link to provide feedback on the investor section of our website. Please visit http://www.brooks.com/company/investors/shareholder-feedback.

Fiscal 2017 Company Performance and Financial Highlights

Our business strategy, which has provided steady and profitable growth for the prior four years, accelerated our growth significantly in Fiscal 2017. Our organizational structure, fiscal management, and strength of our customer-focused product offerings in both business segments, permitted us to continue to capture market share and outpace our industry’s growth levels.

The increase in shareholder value for Brooks is a reflection of our strong financial results and our disciplined operational management. We were ready with the right semiconductor products delivered timely to a ramping business segment and our life sciences business continued its profitable organic growth while adding products and services companies that expanded our sample management portfolio offerings and customer base.

We believe that our business strategy is proving its value and we remain committed to continuing our internal and acquisition related investments to accelerate our performance results. Following are some financial highlights from Fiscal 2017.

•

Grew Revenue by 24% to $693MM with balance from both Life Sciences (+38%) and Semiconductor (+20%)

•

Grew Adjusted Net Income by 167% to $87MM

•

Expanded Adjusted Gross Margin 300 basis points from Fiscal 2016, to 39.2%

•

Increased Adjusted Earnings Per Share (“EPS”) to $1.23 per share from $0.47 per share in Fiscal 2016

BROOKS AUTOMATION - 2018 Proxy Statement    25

Back to Contents

•

Our Life Sciences segment increased revenues to $149MM while adding $11MM to operating profit over prior year levels. In addition, we seamlessly absorbed three acquisitions while successfully commercializing two new products. We believe our comprehensive sample management offerings and commitment to continued investment in the growth of our recurring revenue business has us poised for rapid growth.

•

Our Semiconductor segment delivered on its existing customer commitments while building on its new Magnatran(R) LEAP product portfolio that is achieving strong customer reception. Our financial results reflect our strong product offerings and the operating transformation that has been ongoing for the past two years.

Fiscal 2017 Company Performance and Financial Highlights

2017 Company and Financial Highlights

24%
Revenue Growth

300 bp
Non-GAAP Gross Margin Expansion

163%
Non-GAAP EPS

127%
Total Shareholder Return

Non-GAAP Financial Measures - see http://www.brooks.com/company/investors/investor-presentations for reconciliation tables.

Our long-term financial model forms the basis for our annual performance targets, which we share with our investors. The chart below shows the alignment between financial performance and CEO pay over the last four years.

BROOKS AUTOMATION - 2018 Proxy Statement    26

Back to Contents

Pay for Performance Alignment

We have focused on the alignment of the pay of our executive leadership team with the Company’s performance against certain core business metrics. These metrics, which are incorporated into our incentive compensation plans, are chosen to coordinate with our financial and strategic objectives and to appropriately balance our short- and long-term goals. Our performance goals are designed to incent building a business with resilience and growth capability with an eye to long-term sustainable growth. We believe the goals are aggressive but achievable.

The chart below shows the strong alignment between our business strategy and our cash (PBVC) and equity (LTIP) incentive plans for Fiscal Years 2016, 2017 and 2018.

BROOKS AUTOMATION - 2018 Proxy Statement    27

Back to Contents

Executive Compensation Program Framework

Philosophy and Objectives

Our executive compensation program is intended to reward our senior leadership team for achieving performance that is directly tied to our annual operating and longer term strategic plans and is designed to create value for our shareholders. We believe that our plan structure clearly aligns our reward outcomes with the interests of our shareholders. Our dialogue with shareholders over the last several years reinforces this position.

We have identified strategic business imperatives and designed our compensation programs in a manner that we believe provides appropriate incentives for management to work toward our mutually beneficial goals.

Strategic Imperatives
Drive performance
• Extend our leadership position in our core markets
• Expand our comprehensive sample management business in the life sciences market with organic and acquisition investments
• Exercise balanced and disciplined capital deployment
Deliver profitable growth
• Drive margin expansion in each of our two core businesses
• Achieve rapid growth of life sciences revenue

Our executive compensation program provides competitive compensation that is in line with the practices of leading semiconductor capital equipment, life sciences, and high technology companies with whom we compete for business and talent. Our total rewards strategy is intended to provide:

•

a balance between fixed and variable pay that rewards performance and results;

•

performance-based awards that are tied to aggressive but achievable company, business unit and individual results; and

•

recognition that in our highly cyclical and volatile industries, the ability to perform throughout the business cycles is critical to our long-term success.

We do not define specific percentages of fixed, variable, and long-term compensation for our executives. Given the cyclical nature of the semiconductor industry and the variable order pattern of our life sciences equipment units, we designed our executive pay program to provide base compensation that is competitive with our peer group along with the opportunity to earn variable pay when justified by financial performance. Our pay for performance design emphasizes “at-risk”, that is, variable compensation which is paid for the achievement of strategic accomplishments that are directly tied to increasing shareholder value.

Strong Governance and Pay Practices

We believe that our executive compensation program supports our business strategies and talent management objectives and is consistent with governance best practices that serve our shareholders’ long-term interests. The following are some of the highlights of our program design and pay practices:

What We Do	What We Don’t Do
✔ Maintain robust stock ownership guidelines	✗ No above-median pay benchmarking
✔ Maintain robust clawback provisions	✗ No gross-up provisions
✔ Provide for double-trigger change-in-control benefits	✗ No pension plans or other post-employment benefit plans
✔ Consult with an independent compensation consultant	✗ No executive perquisites
✔ Conduct an annual risk assessment	✗ No severance multipliers in excess of 3 times total pay
✔ Conduct an annual review of pay levels	✗ No dividends on RSUs until they vest
✔ Conduct evaluations of performance goal rigor	✗ No hedging or pledging of Company stock
✔ Solicit shareholder input and incorporate their feedback
✔ Require minimum vesting periods on equity awards

BROOKS AUTOMATION - 2018 Proxy Statement    28

Back to Contents

Key Components of Compensation

Our executive compensation program consists of three components: base pay; annual cash incentive under our performance-based variable compensation (PBVC) plan; and annual equity awards under our long-term incentive plan (LTIP).

Element	Objectives
Base Salary	• Provides regular source of income at market-competitive levels
PBVC Plan	• Motivates executive team to achieve key annual financial goals and objectives
• Provides at-risk compensation that is not earned if minimum threshold goals are not achieved as well as upside earnings potential for achievement of stretch goals
LTIP	• Motivates executive team to execute against longer-term financial and strategic objectives

•

Performance-based RSUs provide a direct link between performance outcomes and actual pay realized; payout is contingent upon achieving minimum performance thresholds, and provides upside potential for stretch performance

• Time-based RSUs provide retention incentive

In allocating total direct compensation among these three components, we seek to provide competitive levels of fixed compensation (base pay and time-based RSUs) and, through annual and long-term variable incentives, provide opportunity for additional compensation where aggressive but achievable performance objectives are met. For Fiscal 2017, our CEO’s and named executive officers’ target pay mix emphasized variable at-risk pay opportunities as illustrated below:

BROOKS AUTOMATION - 2018 Proxy Statement    29

Back to Contents

Determining Executive Compensation

The Human Resources and Compensation (“HRC”) Committee is responsible for developing and administering the compensation program for executives as illustrated in the chart below. All HRC Committee pay recommendations are submitted to the non-employee directors of the Board for final vote and approval. The HRC Committee is composed of at least three members, all of whom are independent directors. Ms. Ellen M. Zane is Chair of the HRC Committee having been appointed in February 2015, and she is joined on the HRC Committee by Mr. Kirk P. Pond and Ms. Robyn C. Davis.

Each year our CEO, with the assistance of our Human Resources department, makes annual recommendations to the HRC Committee regarding the salaries, incentive payments and equity grants for key employees, including all executive officers other than himself. The HRC Committee also holds executive sessions that are not attended by members of management. The HRC Committee makes recommendations to the non-employee directors on each element of our CEO’s compensation, as well as other significant aspects of the Company’s executive pay programs, for final approval by our full board. The recommendations typically include the following:

• Executive compensation program development
• PBVC and LTIP design, performance metrics, and goals
• Executive base salary adjustments
• Incentive plan achievement awards and payouts
• Pay programs and policies that impact the executive team such as severance and change in control arrangements, stock ownership requirements and other pay governance items

August HRC and Board Meeting
• Review philosophy and pay strategies
• Initial review of executive incentive plan designs and targets
• Review of Pay for Performance report
• Review and approval of peer group for next fiscal year
Shareholder Outreach
May HRC and Board Meeting
• Develop shareholder outreach materials
• Review compensation consulting relationships
• Review legislative and market impacts to program
Human Resources Committee Annual Compensation Calendar
October HRC Meeting
• Additional review of executive incentive plans design, metrics and goals
• Review of market and trends
• Competitive pay analysis review
February HRC and Board Meeting
• Review proxy analysis reports
• Review stock ownership guidelines
• Shareholder outreach planning
Annual Shareholders Meeting
November HRC and Board Meeting
• Final review and approval of executive incentive plans design, metrics and goals
• Compensation program risk analysis
• Review and approve prior year incentive payouts
• Review CD&A drafts
• Review and approve CEO/Named Executive Officer base salary changes
• Board approves recommendations from HRC
• CEO Performance Assessment Review
CD&A/Proxy Filed

Use of Consultants

The HRC Committee has the authority to directly retain the services of independent consultants and other experts to assist in fulfilling its responsibilities as described below. Each year our outside compensation consultant assists the HRC Committee in evaluating the competitiveness and appropriateness of executive compensation levels and practices. In Fiscal 2017, the HRC Committee continued its engagement with its independent compensation consultant, Pearl Meyer, a national executive compensation consulting firm, to review and provide recommendations concerning all of the elements of the Company’s executive compensation program. Pearl Meyer performs services solely on behalf of the HRC Committee and

BROOKS AUTOMATION - 2018 Proxy Statement    30

Back to Contents

has no relationship with the Company or management except as it may relate to performing such services. The HRC Committee has assessed the independence of Pearl Meyer pursuant to SEC rules and the corporate governance rules of the Nasdaq Stock Market and concluded that no conflict of interest exists that prevents Pearl Meyer from independently representing the HRC Committee. Services provided by Pearl Meyer in Fiscal 2017 included:

•

a review of the appropriateness of our peer group for executive compensation comparison purposes

•

a competitive assessment of Brooks as compared to the market based on the compensation components of base salary, target annual incentives, long-term incentives, and total direct compensation

•

an evaluation of the rigor of our short-term and long-term incentive metrics and goals as they relate to achievement and relevance to increasing shareholder value

•

an analysis of our equity practices to assure prudent equity management as measured by our share burn rate, dilution and overhang

•

an analysis of Brooks’ short- and long-term pay for performance alignment related to our peer group

•

assistance with shareholder outreach efforts

•

periodic attendance at scheduled HRC Committee meetings to assist with ongoing support

The information provided by Pearl Meyer is supplemented by compensation survey data purchased by the Company from Radford Executive Survey, which is used to gauge the market competitiveness of our senior executive pay.

Before each meeting, the HRC Committee is provided appropriate materials and information necessary to make informed decisions about the Company’s executive compensation practices. This material may be supplemented by reports prepared by Pearl Meyer. The HRC Committee uses its judgment supported by facts and documentation in making compensation recommendations that support our philosophy and objectives.

Peer Group

In consultation with Pearl Meyer, the HRC Committee annually reviews Brooks’ peer group to ensure it is appropriate to utilize for external compensation comparisons. Criteria used to select these companies include industry comparability, revenue size and market capitalization, and product/service comparability. Brooks generally excludes companies that primarily make integrated circuit (IC) chips because of the significantly different business model of those chip makers versus semiconductor capital equipment manufacturers like Brooks. Publicly traded Life Sciences equipment companies within our financial ranges are also included.

Brooks modified its Fiscal 2016 peer group to construct its peer group for 2017 compensation determination. For Fiscal 2017 the Committee removed Affymetrix, Inc., FEI Company and Newport Corporation as these three companies were acquired during 2016 and ceased to operate as independent public corporations. Additions to the peer group were: Coherent, Inc. a laser technology company with Life Sciences applications; MTS Systems, a sensor and testing manufacturer; and Bruker Corporation, a life sciences tool manufacturer. While Bruker’s size is at the upper end of our peer group range, its similarity to our life sciences segment and proximity to our corporate headquarters made this a logical choice. Adding three and removing three companies keeps our peer group at 14 companies.

The Fiscal 2017 peer group has balance between revenue and market cap for size, and maintains a sizable presence of companies offering life science products.

Peer Group

✔ **Industry Makeup:**

Industry
71%
29%
Semiconductor Equipment
Other Life Sciences
Product Offering
36%
64%
Life Science Product Offering
No Life Science Product Offering

✔ **Revenue:**
- **Median: $491M**
- **Brooks: 65th Percentile**

✔ **Market Capitalization:**
- **Median: $883M**
- **Brooks: 50th Percentile**

BROOKS AUTOMATION - 2018 Proxy Statement    31

Back to Contents

The following chart contains a list of the companies in our Fiscal 2016 and 2017 peer groups.

Fiscal 2016 Peer Group:	Fiscal 2017 Peer Group:
Advanced Energy Industries, Inc.	Advanced Energy Industries, Inc.
Affymetrix, Inc.	Analogic Corp.
Analogic Corp.	Axcelis Technologies, Inc.
Axcelis Technologies, Inc.	Bruker Corporation
Cabot Microelectronics Corporation	Cabot Microelectronics Corporation
Entegris, Inc.	Coherent, Inc.
FEI Company	Entegris, Inc.
FormFactor, Inc.	FormFactor, Inc.
MKS Instruments, Inc.	MKS Instruments, Inc.
Newport Corporation	MTS Systems Corporation
Photronics, Inc.	Photronics, Inc.
Ultra Clean Holdings, Inc.	Ultra Clean Holdings, Inc.
Veeco Instruments, Inc.	Veeco Instruments, Inc.
Xcerra Corp.	Xcerra Corp.

Fiscal Year 2017 Executive Compensation Program

Based on Pearl Meyer’s competitive assessment and the HRC Committee’s review of each executive’s scope of responsibility and individual performance, the HRC Committee set target pay levels for the CEO and other executive officers that were in accordance with our pay philosophy.

The outcomes of our Fiscal Year 2017 compensation program can be summarized as follows:

Fiscal Year 2017 Element	Fiscal Year 2017 Outcome
Base Salary	• No changes to base salaries for Messrs. Schwartz and Gray. Messrs. Robertson, Tenney and Jarzynka received market competitive increases.
Annual PBVC Cash Incentive Plan	• Corporate Revenue exceeded the target goal and achieved 100% of the stretch goal.
• Adjusted Gross Margin exceeded the target goal and achieved 70% of the stretch goal.
• Adjusted Earnings Per Share exceeded the target goal and achieved 100% of the stretch goal
Long-term Incentive Plan (2015 - 2017) Status: Complete. Final Achievement 40.5%
•

1-Year metric Measures: Fell below the threshold of 2015 Adjusted Gross Margin and Life Sciences 2015 Revenue (weighted together at 60%) following end of Fiscal 2015 measurement period; participants forfeited RSUs.

•

3-Year metric Measures: cumulative Free Cash Flow for 2015 - 2017 and 3-year ROIC average for Fiscal 2015 - 2017 (weighted together at 40%) achieved 104.63% of target and participants vested in corresponding RSUs.

Long-term Incentive Plan (2016 - 2018) Status: Ongoing.	• 3-Year metric Measures: cumulative Life Sciences Revenue; cumulative Company Adjusted Operating Profit; and three-year average ROIC to be measured following the end of Fiscal 2018.
Long-term Incentive Plan (2017 - 2019) Status: Ongoing	• 3-Year metric Measures: cumulative Adjusted Operating Profit; cumulative Free Cash Flow; and three year average ROIC to be measured following the end of Fiscal 2019

Base Salary

The HRC Committee reviews salaries annually and normally implements any adjustments effective January 1, with occasional mid-year adjustments for off cycle events such as promotions. The HRC Committee considered the market competitive positioning of the CEO and other named executive officers and recommended that base salaries be increased for Messrs. Robertson, Tenney and Jarzynka. The following table lists base salaries for the CEO and our other Named Executive Officers.

BROOKS AUTOMATION - 2018 Proxy Statement - 32

Back to Contents

FISCAL YEAR END BASE PAY

Name	September 30, 2016	September 30, 2017	Percent Increase
Stephen S. Schwartz	$625,000	$625,000	No Change
Lindon G. Robertson	$425,000	$440,000	3.5%
Maurice H. Tenney III	$425,000	$435,000	2.4%
David C. Gray	$350,000	$350,000	No Change
David E. Jarzynka	$335,000	$350,000	4.5%

Executive Pay Increases

Lindon Robertson - Chief Financial Offficer

•

Mr. Robertson assumed added responsibilities since the departure of the COO in April 2016 in helping run the commercial and operational elements of the business. He has worked more closely with our business unit leadership in helping meet financial commitments and balancing resources to current and anticipated needs. In addition to his CFO responsibilities, Mr. Robertson also manages worldwide facilities, logistics and IT. This was his first salary adjustment since his hire in October 2013.

Maurice Tenney - President, Brooks Life Science Systems

•

Mr. Tenney’s position expanded, as planned, as he grew the life sciences business both organically and through acquisition. He led the integration of BioStorage Technologies and rationalized infrastructure and his leadership team while exiting the fourth quarter of Fiscal 2016 profitably.

David Jarzynka - General Manager, Brooks Semiconductor Solutions Group

•

Mr. Jarzynka received a market competitive base salary increase to recognize his accomplishments in consolidating the semiconductor business.

Annual Cash Incentive Fiscal Year 2017 – Performance-Based Variable Compensation (PBVC)

Each year the HRC Committee, with management, reviews the annual operating plan to determine the critical financial metrics and goals that, when achieved, will drive shareholder value. For Fiscal 2017, the HRC Committee voted to retain the Revenue and Adjusted Gross Margin metrics used in the Fiscal 2016 Plan but felt that an Adjusted Earnings per Share metric was better aligned to the Company’s emphasis on accelerating profitable growth. (A Free Cash Flow metric used in the Fiscal 2016 PBVC Plan is now part of the Fiscal 2017 Long-Term Incentive Plan).

In reviewing the metrics and goals, the Committee was guided by the following:

•

Alignment between the shorter term financial objectives of our annual PBVC incentive and the longer term equity plan strategic objectives

•

Establishing financial and individual goals that are aggressive but achievable, and show significant growth over prior years targets and results

•

Maintaining a strong linkage between incentive plan metrics and our strategic plan and business model.

•

Appropriate ranges of financial long-term performance to equitably reward performance below and above our aggressive targets

The HRC Committee met over several sessions and engaged our compensation consultant to review Brooks’ and its peer group’s historical achievement levels on the proposed metrics to assure appropriate rigor in the goal setting. Emerging from a fourth quarter Fiscal 2016 that suggested positive momentum for Fiscal 2017, the PBVC goals were established considering the following:

2017 PBVC Financial Performance Goals

Annual Revenue:

•

Key growth measure that anticipated an upturn in the semiconductor industry in Fiscal 2017 and continued organic growth of Life Sciences

•

Target reflected an increase of 11% over Fiscal 2016 actual and 7% over Fiscal 2016 target

•

Weighted at 20% of Target

BROOKS AUTOMATION - 2018 Proxy Statement    33

Back to Contents

Adjusted Gross Margin:

•

Key metric for measuring the ability to drive profitability at all points in the industry cycle while outperforming the industry and increasing market share

•

Selected aggressive gross margin goal (38.0%) from 2017 target model showing continuous improvement in delivering profitable growth. Target is a 130 basis point improvement over Fiscal 2016 actual and 50 basis point increase over Fiscal 2016 target

•

Progress continues and initiatives are in place to capture additional market share while rationalizing the infrastructure as important elements of our Fiscal 2017 Plan

•

Removed the link to the Revenue goals (for FY2016 PBVC, Adjusted Gross Margin goals were adjusted based on Revenue results) given the aggressive goals (threshold through maximum) for both metrics and the expected growth from fiscal yer 2016 results

•

Weighted at 20% of Target

Adjusted Earnings Per Share:

•

Added adjusted EPS as a PBVC annual metric and moved Free Cash Flow to LTIP as a 3-year cumulative target

•

Adjusted EPS will enable us to measure our performance in delivering profitable growth using a measure that is understood by our shareholders

•

Selected target from Fiscal 2017 financial model which will be greater than 65% improvement over actual Fiscal 2016 adjusted EPS

•

Weighted at 40% of Target

Fiscal 2017 Corporate Financial Objectives, PBVC Plan Results

Our performance in Fiscal 2017 is a culmination of the activities and planning of prior years as we remained commited to transforming the Company. We continued to strengthen our customer connections while developing products and services to meet the significant growth opportunities provided by our markets.

Within our semiconductor segement, revenue increased $92M (20%) over prior year and our adjusted gross margin and adjusted operating profit was up 370 basis points and $53M (100%), respectively, over Fiscal 2016. We believe our product portfolio is well positioned across the high growth semiconductor segments of Deposition and Etch; Advanced Packaging; and Contamination Control where our growth and market share capture is outpacing our competitors.

The Life Sciences segment continued its double-digit growth through a carefully planned strategy of organic and acquisition investments. Revenues and bookings rose to $149M (a 38% increase over Fiscal 2016) and $179M (a 32% increase over fiscal 2016), respectively. We were profitable each quarter and our adjusted gross margin increased by 50 basis points. We acquired three companies that complement our existing product and services portfolio.

As a result of our performance, we exceeded our three PBVC cash bonus plan targets reaching the stretch goal on Revenue and Adjusted EPS and reaching 70% of the Adjusted Gross Margin stretch goal.

		TARGETS			ACHIEVEMENT
Corporate	Metric Weighting	25%	100%	Max	Full Year Result	Target Award Percent
						CEO	NEOs
Annual Revenue ($000)	20%	<$560	$620	$680	$693	200%	150%
Adjusted Gross Margin	20%	<36.5%	38.0%	40%	39.4%	170%	135%
Adjusted Earnings Per Share	40%	<$0.60	$0.80	$1.00	$1.23	200%	150%
Individual Objectives	20%				Varies

Fiscal 2017 - PBVC Strategic Individual Objectives

The individual strategic objectives are a measurable set of goals relating to strategic development and execution, organic growth, organizational capability and acquisition opportunity within the fiscal year. The strategic goals for the CEO are developed jointly by the HRC Committee and CEO and approved by the Board. The CEO in turn develops strategic goals for his direct reports which focus on the measurable accomplishments in their individual areas of responsibility that will also benefit our shareholders over the long term. The Individual Objectives are weighted at 20% of the PBVC target opporunity and cannot exceed 20% even if the level of achievement for each objective exceeds the measure. Listed below is a summary of each named executive officer’s performance against his Fiscal Year 2017 strategic objectives.

BROOKS AUTOMATION - 2018 Proxy Statement - 34

Back to Contents

PBVC Individual Objectives FY 2017
Name	Key Strategy	Individual Objectives	Weight %	Results	Achievement Level
Dr. Stephen S. Schwartz CEO and President	Rapid Growth of Life Sciences	Develop and reconcile Board approval on the Next Phase Action Plan for Life Sciences Growth	50%	Product roadmaps and acquisition strategies were delivered and reviewed; supplemented with financial projections of a larger business	80%
	Action Plan for Sources of Expansion Capital	Secure commitment to timely access of capital for Life Sciences growth (tied to Objective #1)	30%	Term Loan B secured on favorable terms. Public credit ratings received positive outlooks.	100%
	Succession Planning/Leadership Development	Build upon Leadership Development progress by implementing a dynamic succession planning process to assure the continuity of CEO and Executive Team positions	20%	Leadership Development and Succession Planning process developed and executed. Cadence established with Board.	100%
Lindon G. Robertson Chief Financial Officer	Operations Execution Improvement and Control	Operations coordination with focus on cadence, process, and tools to improve efficiency	25%	Objectives achieved across all operational functions	100%
	Increase Shareholder Value	Investor relations expansion	25%	Life Sciences coverage expanded	100%
	Growth through strategic acquisition and partnership	Cash and debt management to support Company finance needs	50%	Term Loan B secured on favorable terms. Public credit ratings received positive outlooks.	100%
Maurice H. Tenney III President, Brooks Life Sciences	Advance the rapid growth of Life Sciences	Launch of new innovation across the business that culminates in incremental revenues of $XXM v. PY across the Consumables & Instruments, Cryo/Stockyard, and Informatics businesses	50%	Incremental revenues well over targets	100%
	Market Leadership	Sequential revenue and Operating Profit expansion quarter over quarter	50%	Each quarter successively higher on each financial measure	100%
David E. Jarzynka General Manager Brooks Semiconductor Solutions Group	Growth and Market Leadership	New Service Strategy and Model to achieve Revenue and Gross Margin increases	25%	New service strategy substantially increased Revenue and Gross Margin increases	100%
	Growth and Market Leadership: New Products	Qualification of progress MagnaTran LEAP	50%	Achieved
	Operational Excellence	Establish and Implement an Excess/Obsolete Process, Reduce charges from Excess/Obsolete by 10% in 2017	25%	Implemented and reduced charges well over target	100%
David C. Gray Chief Strategy and New Business Officer	Advance the rapid growth of Life Sciences	Provide GM level leadership to drive progress in Life Sciences cryogenic automation solutions	60%	Revenue and bookings grew significantly	100%
	Extend Leadership in core Semiconductor and adjacent markets	Support corporate level development initiatives	25%	Achieved	100%
	Engage employees to deliver results	Support fuller engagement and utilization of company technical staff through annual tech conference event and related events	15%	Highly energed technical community from both business segments exchanged ideas and reviewed innovation opportunities	100%

BROOKS AUTOMATION - 2018 Proxy Statement    35

Back to Contents

Fiscal 2017 PBVC Plan Awards and Results (continued)

Listed below are our CEO’s and named executive officers’ earned cash payouts based on the achievement of the corporate financial metrics weighted at 80% of target and the individual objectives weighted at 20% of target. Messrs. Tenney and Jarzynka are also measured on specific business unit financial performance.

Name	Target Opportunity as % of Fiscal Base Pay	Cash Payout	Payment as a % of Target	Individual Objectives Achievement
Stephen S. Schwartz	110%	$1,195,031	174%	90%
Lindon G. Robertson	100%	$597,575	137%	100%
Maurice H. Tenney	75%	$236,485	73%	100%
David E. Jarzynka	75%	$359,641	138%	100%
David C. Gray	60%	$287,658	137%	100%

Special Bonus Award: Mr. Tenney

Following fiscal year end discussion by the full Board of the significant growth and strategic advances realized by the Life Sciences segment in fiscal 2017, a special one-time discretionary bonus outside of the PBVC Plan was awarded to Mr. Tenney as President of Life Sciences in the amount of $100,000 as recognition for the significant growth and strategic advances realized by the Life Sciences segment in fiscal 2017.

The Board noted the achievements listed below and the impact that the growth of our Life Sciences business has had on our enterprise valuation:

•

Thirty-eight percent overall revenue growth and 27% organic growth year-over-year

•

Adjusted operating profit improvement of 880 basis points reversing a $5M operating loss in Fiscal 2016 to a $7M operating profit in Fiscal 2017

•

Bookings growth to $189M with each product line contributing to and backlog climbing in excess of $250M

•

Four acquisitions implemented with accretive impacts

•

Commercial success in two strategic, high-growth product lines - Informatics and CryoAutomation

•

Restructuring of the Life Sciences Senior Leadership team and expansion and upgrade of global sales team

•

Significant customer penetration in China and one year ahead of schedule

Long-Term Incentives

We regularly review the design of our equity incentive plan to assure it remains calibrated to our long-term strategic goals while providing the appropriate balance of challenge and motivation.

Each of our named executive officers received award grants of both time-based and performance-based RSUs in Fiscal 2017.

We use performance-based RSUs for the majority (75%) of our equity grants.

Following two years (Fiscal 2013, Fiscal 2014) of using one-year performance measures with extended vesting of any earned awards, we adopted a hybrid plan for Fiscal 2015 that featured two metrics with one-year performance measures and two metrics with three-year measurement periods. We were using one-year measurement periods previously to assist in addressing the volatility inherent in the semiconductor industry and the difficulty in setting meaningful targets over extended periods. For Fiscal 2016 and 2017, we moved entirely to 3-year measurements. The financial metrics for the Fiscal 2017 LTIP are comprised of cumulative adjusted operating profit (40% weight), cumulative free cash flow (40% weight) and average return on invested capital (20% weight). All three financial metrics will be measured against 3-year performance goals for the fiscal 2017-2019 performance period. Adjusted operating profit is a key performance indicator that motivates and rewards sustained growth in profit. Free cash flow, which will provide for funding of growth initiatives focused on new product development and acquisitions, is also an important metric. Return on invested capital is a key financial metric, as it focuses executives on a forward looking, disciplined approach to capital investment in optimizing shareholder return. This metric will measure effective capital deployment in internal organic investments and acquisitions with accretive returns.

Grant Process

The value of each year’s LTIP equity grant for the CEO and executive officers is based on a variety of factors including market and peer group data as provided by Pearl Meyer, the ability of the executive to impact long-term shareholder value, the executive’s prior contributions and the current outstanding equity grants held by the executive. For executive officers, this translates into a projected equity value to target cash compensation ratio generally ranging from 1.0 to 1.5. A combination of performance and time-based RSUs are used. Performance-based RSUs are intended to focus and align management leadership to increasing share value and

BROOKS AUTOMATION - 2018 Proxy Statement    36

Back to Contents

profitable Company growth, while time-based RSUs help promote retention of key leadership talent.

The most recent Pearl Meyer executive pay analysis, completed in September 2017, noted that Brooks’ dilution (total number of shares outstanding under the equity compensation programs as a percentage of the most recent fiscal year’s shares outstanding) remained at the 30th percentile of our 2017 compensation peer group. Our Share Burn Rate, sum of options and full-value shares granted divided by weighted average basic shares outstanding (where all options and full value shares (100%) are counted equally) average of 1.5% in Fiscal 2017 was slightly above the 50th percentile of our peer group. This judicious use of equity awards affords the HRC Committee flexibility in incenting strategic initiatives to drive executive behaviors.

Fiscal Years 2015-2017 LTIP

Guided by the Company’s fiscal year end 2017 business model and strategy, and utilizing the financial targets from the model, we selected four performance metrics and goals for our long-term incentive plan (LTIP) for Fiscal 2015 in November 2014. The metrics were selected based on the following:

Metric	Strategic Objective	Weighting	Measurement Period	Vesting	Threshold (000)	Target (000)	Maximum (000)	Results
Life Sciences Revenue	• To continue growth and deliver value from our life sciences business	30%	Fiscal Year 2015	50% FYE 2016 50% FYE 2017	$75M	$88M	$100M	<$75MM all shares forfeited
Adjusted Gross Margin	• Continue gross margin improvement to drive profits performance at all points in the industry cycle	30%	Fiscal Year 2015	50% FYE 2016 50% FYE 2017	36%	38%	40%	<36% all shares forfeited
Cumulative Free Cash Flow	• To assure funding for growth initiatives with new product development and acquisition activity	30%	Fiscal Year 2015 – Fiscal 2017	100% FYE 2017	$100M	$135M	$200M	$137.8M
	• To subsidize industry down cycles
	• Alternative uses
ROIC 3 Year Average	• Assure investments are returning value to our shareholders	10%	Fiscal Year 2015 – Fiscal 2017	100% FYE 2017	4.0%	6.4%	9.0%	6.5%

BROOKS AUTOMATION - 2018 Proxy Statement    37

Back to Contents

At the end of the 2015 fiscal year, we determined that our Life Science Systems revenue and gross margin were below threshold levels of performance so the combined 60% of performance RSUs associated with the metrics for the 2015 Fiscal Year measurement period were forfeited. For the three-year metrics, our strong performance in Fiscal 2017 resulted in our Free Cash Flow metric and ROIC metric slightly exceeding the three-year goals, providing for a vesting percentage of 104.63% of the grant attributed to the two metrics. Our Named Executive Officers received the following shares as a result of the goal achievement.

	Original Grant
Name	Total Units	RSUs	Granted PSUs	Forfeited PSUs	Remaining PSUs (vest 11/8/17)	Total PSUs Earned (vest 11/8/17)
Steve S. Schwartz	160,000	40,000	120,000	(72,000)	48,000	50,222
Maurice H. Tenney	75,000	18,750	56,250	(33,750)	22,500	23,541
Lindon G. Robertson	75,000	18,750	56,250	(33,750)	22,500	23,541
David E. Jarzynka	45,000	11,250	33,750	(20,250)	13,500	14,125
David C. Gray	42,000	10,500	31,500	(18,900)	12,600	13,183

Fiscal Years 2016 - 2018 LTIP

From our shareholder outreach, we learned that the large majority of our shareholders preferred a long-term incentive plan that is focused on achieving goals consistent with our longer-term strategy. Based on these preferences, we adopted a Plan in Fiscal 2016 that uses only three-year performance measures.

For Fiscal 2016, the LTIP again was designed to assure that our metrics and goals were consistent with our longer-term growth strategies. Our growth strategy is based on the following tenets:

•

Extend leadership in core Semiconductor and adjacent markets

•

Advance the rapid growth of the Life Sciences division

•

Drive margin expansion

•

Exercise disciplined capital deployment

The financial metrics are comprised of adjusted operating profit (40% weight), life sciences revenue (40% weight) and return on invested capital (20% weight). All three financial metrics will be measured against 3-year performance goals for the fiscal 2016-2018 performance period. Adjusted operating profit is a key performance indicator that motivates and rewards sustained growth in profit. Growing revenue in the life sciences business is a key element of our business strategy for achieving growth, diversifying our business to a less cyclical model and achieving greater margins. We are intent on improving the results of our “return” metrics as we continue to grow revenue from the companies we have acquired over the past several years. Accordingly, we increased the weighting on return on invested capital to 20% from 10% in Fiscal 2015 in recognition of the importance of this key indicator of the success of our growth focused investments.

BROOKS AUTOMATION - 2018 Proxy Statement    38

Back to Contents

FINANCIAL OBJECTIVES FISCAL 2016 - 2018 LTIP

Long Term Incentive Plan Objectives – LTIP 2016 - 2018
Strategic Objective	Weighting	Measurement Time Frame	Metrics	Threshold 25% of Award	Target 100% of Award	Maximum +200% of Award
Adjusted Operating Profit(1)	40%	3 Year	Cumulative Adjusted Operating Profit 2016 - 2018	*	*	*
Life Sciences Revenue(2)	40%	3 Years	FY18 Life Sciences Revenue	*	*	*
ROIC: (with acquisitions)(3)	20%	3 Years	3 year average ROIC	*	*	*

Definitions:

(1)

Adjusted Operating Profit: Cumulative Pre-tax Operating income before special charges; excludes: (1) amortization expense; (2) purchase accounting adjustments; (3) restructuring expenses; (4) interest income; (5) other income; (6) JV income; (7) other items that may be excluded from adjustment EPS.

(2)

Life Sciences Revenue: Total reported revenues of Life Sciences segment for FY 2018.

(3)

ROIC: GAAP income minus interest (after tax) as a percentage of average net assets, excluding cash and net deferred taxes. Each year’s average ROIC is equally weighted (Y1 + Y2 + Y3)/3

*

We do not publicly disclose our goals during the performance periods due to the proprietary and competitive sensitivity of the information. We believe these goals to be consistent with our philosophy of establishing aggressive but achievable targets and after two year’s results, participants are on track to achieve the targets.

Special Equity Incentive Grant

Following a significant restructuring of the Company in April 2016 that was designed to streamline operational processes and flatten the organization with the elimination of over 100 positions including five executive level positions, a special RSU grant with a three year vesting cycle was made to a broad base of primarily non-executive key contributors in May 2016. This grant was designed to retain key performers and to recognize them for prior contributions.

Coincident with this restructuring, we promoted Mr. Jarzynka to Senior Vice President and General Manager of the entire semiconductor product and services businesses, and we provided him with a special grant of 30,000 RSU’s, 40% of which is performance-based and tied to achievement of Fiscal 2017 adjusted Gross Margin targets for the semiconductor business, and 60% which is time-based that vest over a three year period. As a result of our gross margin performance in the semiconductor segment, Mr. Jarzynka earned 89.1%, or 10,692 of the 12,000 performance-based RSUs awarded to him in May, 2016. He vested 50% in these shares on November 8, 2017 and in the remaining 50% if employed by Brooks on November 8, 2018.

Fiscal Years 2017 - 2019 LTIP

Having established a cadence with our prior three year LTIP (FY 2016 - 2018) using three-year measurement of goals and focusing on longer-term metrics tied to our business strategy and model, the HRC Committee and Board of Directors approved a Plan comprised of cumulative adjusted operating profit (40% weight) average return on invested capital (20% weight) and cumulative free cash flow (40% weight). The adjusted operating profit and return on invested capital have been staples of our recent LTI Plans. The free cash flow metric had previously been a metric used in our annual cash PBVC incentive plan. The HRC Committee believed this metric is better suited for longer-term measurement and consistent with our growth strategy of generating sufficient cash from our businesses to reinvest in additional opportunities. Each metric’s goal was substantially increased from prior years achievement.

BROOKS AUTOMATION - 2018 Proxy Statement    39

Back to Contents

FINANCIAL OBJECTIVES FISCAL 2017 - 2019 LTIP

Long Term Incentive Plan Objectives – LTIP 2017 - 2019
Strategic Objective	Weighting	Measurement Time Frame	Metrics	Threshold 25% of Award	Target 100% of Award	Maximum +200% of Award
Adjusted Operating Profit(1)	40%	3 Year	Cumulative Adjusted Operating Profit (2017 - 2019)	*	*	*
Free Cash Flow(2)	40%	3 Years	Cumulative Free Cash Flow (2017-2019)	*	*	*
ROIC: (with acquisitions)(3)	20%	3 Years	3 year average ROIC	*	*	*

Definitions:

(1)

Adjusted Operating Profit: Cumulative Pre-tax Operating income before special charges; excludes: (1) amortization expense; (2) purchase accounting adjustments; (3) restructuring expenses; (4) interest income; (5) other income; (6) JV income; (7) other items that may be excluded from adjustment EPS.

(2)

Free Cash Flow: Operating Cash Flow less capital expenditures.

(3)

ROIC: GAAP income minus interest (after tax) as a percentage of average net assets, excluding cash and net deferred taxes. Each year’s average ROIC is equally weighted (Y1 + Y2 + Y3)/3

*

We do not publicly disclose our goals during the performance periods due to the proprietary and competitive sensitivity of the information. We believe these goals to be consistent with our philosophy of establishing aggressive but achievable targets and after one year’s results, participants are on track to achieve the targets.

Fiscal 2018 Incentive Compensation Program

Changes to our Fiscal 2018 PBVC and LTIP

For Fiscal 2018, the financial metrics in our PBVC will again be based on adjusted gross margin (25% weight), revenue (25% weight) and adjusted earnings per share (50% weight). The individual strategic objective component of the PBVC has been eliminated in favor of payment based on all financial goals and we reallocated the percentage of each financial metric as a result of this change. While most of the prior year’s individual objectives had a financial measure, the Committee believes the individual objectives should remain part of the Company’s performance management process and the PBVC achievement for named executive officers be wholly based on performance against the strategic metrics adopted.

We have again established 3-year measurements in our LTIP. The financial metrics are comprised of cumulative adjusted operating profit (33% weight), cumulative free cash flow (33% weight) and return on invested capital (34% weight). All three financial metrics will be measured against 3-year performance goals for the fiscal 2018-2020 performance period. Adjusted operating profit is a key performance indicator that motivates and rewards sustained growth in profit. Growing free cash flow is a key element of our business strategy for providing cash for our growth strategy. We are again measuring an increased return on invested capital goal in recognition of the importance of this key indicator of the success of our investments in our acquisitions and innovative organic products.

Other Compensation and Policies

Stock Ownership Guidelines

Stock ownership guidelines require that within five years of the hire date, executive officers, including named executive officers Dr. Schwartz and Messrs. Robertson, Tenney, Jarzynka and Dr. Gray, acquire and maintain beneficial ownership of Brooks shares at different multiples of salary depending upon position. The Chief Executive Officer and Chief Financial Officer have ownership requirements of five (5) times and three (3) times base salary, respectively. The remaining positions covered by the policy have ownership requirements of two (2) times base salary. At the end of Fiscal 2017, Dr. Schwartz exceeded his five (5) times ownership requirement; Mr. Robertson exceeded his three (3) times ownership requirement; and the remaining named executive officers also exceeded their two (2) times base salary requirement. The guidelines cease to apply to any executive officer after termination of employment.

BROOKS AUTOMATION - 2018 Proxy Statement    40

Back to Contents

Risk Assessment Process

The HRC Committee has assessed the risk profile of its compensation program to monitor whether any element of pay or policy encouraged inappropriate or unacceptable risk to the Company. The HRC Committee is provided with a series of analytical factors which focus upon several key areas of our compensation program, including: external market reference; pay mix; range and sensitivity of our PBVC and long-term incentive plans; selection of performance metrics; goal setting process; and our checks and balances on the payment of compensation. This provides a process to ensure that an appropriate balance between prudent business risk and resulting compensation is being maintained.

The HRC Committee believes our policies and procedures achieve this balance. The Company also has clawback provisions in place as discussed in more detail below, as well as stock ownership guidelines to further align the executive’s interests with that of our shareholders. The HRC Committee regularly monitors the executives’ progress against our stock ownership guidelines. The HRC Committee believes our policies and rewards structure appropriately balance the creation of long-term value with shorter-term positive results.

Clawback Provisions

Clawback provisions which apply to the chief executive officer and chief financial officer are contained in employment agreements and/or offer letters and are consistent with the Sarbanes-Oxley Act of 2002. These provisions govern the recoupment of annual and long-term incentive compensation in the event of an accounting restatement due to material noncompliance by the Company that results from misconduct or gross negligence relating to any financial reporting requirements. In November 2013, the Board approved an incentive compensation recoupment policy that applies to all executive officers (including the chief executive officer and the chief financial officer), which is applicable to incentive-based compensation (such as the PBVC and performance-based restricted stock units) awarded to executive officers after the adoption of the policy. Pursuant to the policy, in the event we are required to prepare an accounting restatement due to material noncompliance with financial reporting requirements, we will use reasonable efforts to recover any amount in excess of what would have been paid to such executive officers (or such former executive officers) under the accounting restatement for any such incentive-based compensation during the three-year period preceding the restatement.

Employment Agreements

We currently have an employment agreement with Dr. Schwartz. The agreement provides for, among other things, a specified annual base salary and the target variable compensation award based on performance. It also provides that he will be entitled to severance of one year’s base salary and continued participation in benefit plans if his employment is terminated by us without “cause” or if he resigns for “good reason”. Severance and benefits are continued on a payroll to payroll basis if he remains unemployed following the initial twelve months of payment up to an additional twelve months. More information can be found under the section “Post Employment Benefits”.

Messrs. Robertson, Tenney and Jarzynka and Dr. Gray have each entered into offer letters that stipulate the terms and conditions of their employment with the Company. In June 2015, we modified the original offer letters to Mr. Robertson and Mr. Tenney to provide for the same severance provisions as Dr. Schwartz (one year’s base salary and benefits and up to an additional 12 months if the executive remains unemployed). In November 2016 we modified the offer letters to Mr. Jarzynka and Dr. Gray to provide severance pay of six months base salary and benefits and up to an additional six months of severance and benefits if the executive remains unemployed. We believe these changes are appropriate as they reflect customary market practice for executives and provide our executives the proper focus when analyzing potential transactions.

Change-In-Control and Non-Compete Agreements

We currently have provisions within our stock award agreements that provide for accelerated vesting at target in the event of a double-trigger change in control (termination of employment within a year following a change-in-control).

In June 2015, we extended the double-trigger change in control provisions to our severance and benefits arrangements with Dr. Schwartz and Messrs. Robertson and Tenney and increased the protected termination period following a change in control to two years. The arrangement includes:

•

Cash severance, payable bi-weekly, equal to two times the amount of their current base salary and annual target bonus

•

A lump sum payment to cover the approximate cost of the Company’s portion of premiums for coverage under their welfare benefit plans for two years following termination

BROOKS AUTOMATION - 2018 Proxy Statement    41

Back to Contents

In exchange for the change in control agreement, we entered into a non-competition agreement with Dr. Schwartz and Messrs. Robertson and Tenney where each executive agrees that during the term of the agreement and for 12 months following termination for any reason, the executive:

•

Shall not work or invest in any business that is competitive with Brooks

•

Shall not solicit for employment any employee of the Company or solicit a customer (within the last two years) of the Company

In November 2016 we extended the Change-In-Control provisions and Non-Compete Agreements to Mr. Jarzynka and Dr. Gray on the same basis as described for Dr. Schwartz, Mr. Robertson, and Mr. Tenney.

Indemnification Agreements

We entered into an indemnification agreement at the time of hire with our chief executive officer. The indemnification agreement provides that we will pay amounts incurred in connection with any civil or criminal action or proceeding, specifically including actions by or in the Company’s name where the involvement is by reason of the fact that he is or was an officer. Such amounts include, to the maximum extent permitted by law, attorney’s fees, judgments, civil or criminal fines, settlement amounts, and other expenses customarily incurred in connection with legal proceedings. Under the indemnification agreement, the chief executive officer will receive indemnification unless he or she is adjudged not to have acted in good faith and in a manner he or she reasonably believed to be in the best interests of Brooks.

Tax Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) provides an exception to the $1,000,000 deductibility limit for performance-based compensation if certain procedural requirements, including shareholder approval of the material terms of the performance goals, are satisfied. Prior to Fiscal 2016, compensation paid under our performance-based variable compensation framework did not qualify for the exception for performance-based compensation as the framework was not approved by our shareholders. At our 2016 Annual Meeting, our shareholders approved the Executive Performance-Based Variable Compensation Plan which now permits us to grant our performance-based variable compensation in compliance with Section 162(m) of the Code. Since then, our bonuses have been granted pursuant to this Plan. In addition, our executives receive RSU awards that provide for time-based vesting which do not qualify for the exception from the deductibility limitation of Section 162(m). However, we believe our performance-based RSU awards qualify for the exception for performance-based compensation beginning with our Fiscal 2014 equity grants.

Section 280G and related sections of the Code provide that executive officers and directors who hold significant stockholder interests and certain other service providers could be subject to significant additional taxes if they receive payments or benefits that exceed certain limits in connection with a change in control event, and that we could lose a deduction on the amounts subject to the additional tax. We have not provided any executive officer, including Dr. Schwartz, with a commitment to gross up or reimburse other tax amounts that the executive might pay pursuant to Section 280G of the Internal Revenue Code. In January 2010, the Board of Directors voted that it would not make any gross-up or tax reimbursement commitments to any executives.

Section 409A of the Code also imposes additional significant taxes on an executive officer, director or service provider who receives “deferred compensation” that does not meet the requirements of Section 409A. To assist in the avoidance of additional tax under Section 409A, we intend to structure equity awards and other deferred compensation payments in a manner to comply with the applicable Section 409A requirements.

BROOKS AUTOMATION - 2018 Proxy Statement    42

Back to Contents

Human Resources and Compensation Committee Report

To The Stockholders:

The Human Resources and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on its review and discussions with management, the Human Resources and Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Respectfully submitted,

Human Resources and Compensation Committee

as of September 30, 2017

Ellen M. Zane, Chairman
Robyn C. Davis
Kirk P. Pond

BROOKS AUTOMATION - 2018 Proxy Statement    43

Back to Contents

COMPENSATION TABLES FOR NAMED EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth certain information concerning compensation of each named executive officer during the fiscal years indicated below:

Name and Principal Position	Fiscal Year	Salary			Bonus		Stock Awards(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation		Total
Stephen S. Schwartz	2017	$625,000		$			$2,061,640	$1,195,031	$12,150	(3)	$3,893,821
President and	2016	$625,000		$			$1,760,800	$490,625	$12,375		$2,888,800
Chief Executive Officer	2015	$625,000		$			$1,910,400	$531,750	$13,850		$3,081,000
Lindon G. Robertson	2017	$436,250	(9)	$			$908,236	$597,575	$12,150	(4)	$1,954,211
Executive Vice President	2016	$425,000		$			$795,200	$314,500	$113,462		$1,648,163
& Chief Financial Officer	2015	$425,000		$			$895,500	$361,250	$76,831		$1,758,581
Maurice H. Tenney III	2017	$432,500	(10)		$100,000	(5)	$891,520	$236,485	$12,150	(6)	$1,672,655
President, Brooks	2016	$425,000		$			$908,800	$214,917	$108,223		$1,656,941
Life Sciences	2015	$375,962		$			$2,094,500	$102,215	$12,797		$2,585,474
David E. Jarzynka	2017	$346,250	(11)	$			$626,850	$359,641	$12,719		$1,345,460
Senior Vice President	2016	$319,192		$			$798,300	$188,044	$12,802	(7)	$1,318,338
Brooks Semiconductor
Solutions Group
David C. Gray	2017	$350,000		$			$487,550	$287,658	$12,115		$1,137,323
Senior Vice President,	2016	$350,000		$			$511,200	$157,500	$11,960	(8)	$1,030,660
Chief Strategy and New Business Officer	2015	$350,000		$			$501,480	$178,500	$21,133		$1,051,113

(1) Awards consist of restricted stock unit (RSU) awards. In November 2016, the Board issued both time-based and performance-based RSUs under our Fiscal Year 2017-2019 Long-Term Incentive Plan to each of the named executive officers. The value of an award is based on the fair value as of the grant date calculated in accordance with FASB ASC Topic 718 (previously FAS 123R). The grant date fair value of the performance-based RSUs assuming the maximum potential value is achieved is $3,092,460 for Dr. Schwartz; $1,362,354 for Mr. Robertson; $1,337,280 for Mr. Tenney; $940,275 for Mr. Jarzynka and $731,325 for Dr. Gray.

(2) Amounts consist of cash incentive compensation awards earned for services rendered in the relevant fiscal year under the Company’s executive performance-based variable compensation plan.

(3) Represents amounts paid or accrued by the Company on behalf of Dr. Schwartz as follows: $12,150 in matching contributions to Dr. Schwartz’s account under the Company’s qualified 401(k) plan.

(4) Represents amounts paid or accrued by the company on behalf of Mr. Robertson as follows: $12,150 in matching contributions to Mr. Robertson’s account under the Company’s qualified 401k plan.

(5) Amount consists of a special, discretionary, one-time bonus paid to Mr. Tenney.

(6) Represents amounts paid or accrued by the company on behalf of Mr. Tenney as follows: $12,150 in matching contributions to Mr. Tenney’s account under the Company’s qualified 401k plan.

(7) Represents amounts paid by the Company on behalf of Mr. Jarzynka as follows: $12,719 in matching contributions to Mr. Jarzynka’s account under the Company’s qualified 401(k) plan.

(8) Represents amounts paid by the Company on behalf of Dr. Gray as follows: $12,115 in matching contributions to Dr. Gray’s account under the Company’s qualified 401(k) plan.

(9) Mr. Robertson’s base pay was increased from $425,000 to $440,000 effective January 1, 2017.

(10) Mr. Tenney’s base pay was increased from $425,000 to $435,000 effective January 1, 2017.

(11) Mr. Jarzynka’s base pay was increased from $335,000 to $350,000 effective January 1, 2017.

BROOKS AUTOMATION - 2018 Proxy Statement    44

Back to Contents

Grants of Plan Based Awards Table

Fiscal Year 2017

During the fiscal year ended September 30, 2017 the following plan based awards were granted to the named executive officers:

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)		Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)
Name	Grant Date		Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)		Grant Date Fair Value of Stock Awards ($)
Stephen S. Schwartz			$687,500	$1,250,000
	11/09/2016	(2)						37,000	$515,410
	11/09/2016	(3)			27,750	111,000	222,000		$1,546,230
Lindon G. Robertson			$440,000	$616,000
	11/09/2016	(2)						16,300	$227,059
	11/09/2016	(3)			12,225	48,900	97,800		$681,177
Maurice H. Tenney III			$326,250	$456,750
	11/09/2016	(2)						16,000	$222,880
	11/09/2016	(3)			12,000	48,000	96,000		$668,640
David E. Jarzynka			$262,500	$367,500
	11/09/2016	(2)						11,250	$156,713
	11/09/2016	(3)			8,438	33,750	67,500		$470,138
David C. Gray			$210,000	$294,000
	11/04/2015	(2)						8,750	$121,888
	11/04/2015	(3)			6,563	26,250	52,500		$365,663
(1)

These grants were made pursuant to a performance-based variable compensation framework for fiscal year 2017 and reflect the target and maximum payouts with respect to fiscal year 2017. Payouts at less than target may be awarded if a threshold level of achievement (less than target achievement) of each performance metric is reached.

(2)

Amount shown is the number of time-based RSUs awarded on November 9, 2016. The RSUs will vest at a rate of one-third of the grant per year on November 15, 2017, November 15, 2018 and November 15, 2019.

(3)

Amount shown is the number of performance-based RSUs awarded on November 9, 2016 that may be earned, in part or in full, based on achieving certain three-year performance targets for the period ending September 30, 2019 and reflect threshold, target and maximum number of RSUs eligible to be earned. Any earned RSUs will vest at the end of the three-year period at the later of date of determination by the Company’s Board of Directors of the achievement attained or November 15, 2019.

BROOKS AUTOMATION - 2018 Proxy Statement    45

Back to Contents

Under the fiscal year 2017 PBVC, participants were eligible to receive a cash bonus based on the achievement against corporate financial targets for adjusted gross margin, revenue and adjusted earnings per share, in each case for the fiscal year ended September 30, 2017, as well as non-financial individual performance goals for each named executive officer based on an assessment of each executive’s accomplishments at the conclusion of the fiscal year. Payouts for non-financial individual performance goals were predicated upon the Company first realizing a threshold level of revenue and operating income at predetermined targets. On November 8, 2017 the Company’s Board of Directors determined that the Company’s financial performance for the 2017 fiscal year, as well as each named executive officer’s achievement of individual objectives, resulted in the following percentages of target bonus being earned: 174% for Dr. Schwartz, 136% for Mr. Robertson, 73% for Mr. Tenney, 137% for Mr. Jarzynka, and 136% for Mr. Gray.

Under the 2017 - 2019 LTIP, participants were granted an award of RSUs on November 9, 2016, of which 25% vest based on the passage of time with a continuous service requirement of one-third of the grant per year on November 15, 2017, November 15, 2018 and November 15, 2019 and 75% will be earned based on the achievement of Company financial performance metrics, of which 40% will be earned based on cumulative adjusted operating profit over the three-year period, 40% will be earned based on cumulative free cash flow over the three-year period, and 20% will be earned based on average return on invested capital for the three-year period and if earned will vest on the later of the date the achievement is determined by the HRC Committee or November 15, 2018. Each financial metric is weighted and contains a minimum achievement threshold, which if not met would result in no vesting as to that metric’s weighted percentage of RSUs. If the Company’s performance exceeded the target threshold for any metric, the eligible participants could achieve up to 200% of the number of performance-based RSUs.

A discussion of the material terms of the named executive officers’ employment arrangements can be found in the Compensation Discussion and Analysis included elsewhere in this proxy statement.

BROOKS AUTOMATION - 2018 Proxy Statement    46

Back to Contents

Outstanding Equity Awards at Fiscal Year End Table

Fiscal Year 2017

The following table sets forth certain information concerning outstanding equity awards for each named executive officer as of September 30, 2017. There is no information regarding stock options because none of the named executive officers have been granted any stock options.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(10)	Number of Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Stephen S. Schwartz	13,336	(1)	$404,881
				48,000	(2)	$1,457,280
	25,834	(3)	$784,320
				116,250	(4)	$3,529,350
	37,000	(5)	$1,123,320
				111,000	(6)	$3,369,960
Lindon G. Robertson	6,251	(1)	$189,780
				22,500	(2)	$683,100
	11,667	(3)	$354,210
				52,500	(4)	$1,593,900
	16,300	(5)	$494,868
				48,900	(6)	$1,484,604
Maurice H. Tenney III	25,000	(7)	$759,000
	6,251	(1)	$189,780
				22,500	(2)	$683,100
	13,334	(3)	$404,820
				60,000	(4)	$1,821,600
	16,000	(5)	$485,760
				48,000	(6)	$1,457,280
David E. Jarzynka	3,750	(1)	$113,850
				13,500	(2)	$409,860
	7,500	(3)	$227,700
				33,750	(4)	$1,024,650
	11,250	(5)	$341,550
				33,750	(6)	$1,024,650
	12,000	(7)	$364,320
				12,000	(9)	$364,320
David C. Gray	3,500	(1)	$106,260
				12,600	(2)	$382,536
	7,500	(3)	$227,700
				33,750	(4)	$1,024,650
	8,750	(5)	$265,650
				26,250	(6)	$796,950
(1)

The unvested units consist of RSUs granted on November 5, 2014, which vest on November 5, 2017.

(2)

The unvested units consist of RSUs granted on November 5, 2014 that will be earned and vest based on achieving certain performance targets measured over the three-year period ending September 30, 2017. On November 7, 2017, the Human Resources and Compensation Committee determined that the Company’s financial performance over this period resulted in 104.63% or 124,612 shares of the RSUs being earned and vested.

(3)

The unvested units consist of RSUs granted on November 4, 2015, which vest in two equal installments on November 4, 2017 and on November 4, 2018.

BROOKS AUTOMATION - 2018 Proxy Statement    47

Back to Contents

(4)

The unvested units consist of RSUs granted on November 4, 2015 that will be earned and vest based on achieving certain performance targets measured over the three-year period ending September 30, 2018.

(5)

The unvested units consist of RSUs granted on November 9, 2016 which vest in three equal installments on November 15, 2017, November 15, 2018 and November 15, 2019.

(6)

The unvested units consist of RSUs granted on November 9, 2016 that will be earned and vest based on achieving certain performance target measured over the three-year period ending September 30, 2019.

(7)

The unvested units consist of RSUs granted on November 4, 2014, the last installment of which vests on November 4, 2017

(8)

The unvested units consist of RSUs granted on May 4, 2016, which vest in two equal installments on May 4, 2018 and May 4, 2019.

(9)

The unvested units consist of RSUs granted on May 4, 2016 that will be earned based on achieving certain performance targets measured over a one-year period ending September 30, 2017 and vest on or about November 8, 2017 and November 8, 2018. On November 7, 2017, the Human Resources and Compensation Committee determined that the Company’s financial performance over this period resulted in 89.1% of the RSUs or 10,692 sharesbeing earned and vested.

(10)

The market value is calculated on September 29, 2017 ($30.36), the last business day of the fiscal year. All performance-based awards are valued at target, not maximum.

Stock Vested Table

Fiscal Year 2017

The following table sets forth certain information concerning all vesting of restricted stock units for each named executive officer during the fiscal year ended September 30, 2017.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Stephen S. Schwartz	132,402	$2,060,175
Lindon G. Robertson	81,841	$1,234,446
Maurice H. Tenney III	37,915	$589,957
David E. Jarzynka	43,355	$739,404
David C. Gray	43,257	$673,079
(1) The value realized equals the closing price of Common Stock on the vesting dates, multiplied by the number of shares that vested.

Nonqualified Deferred Compensation

None of the Named Executive Officers participate in our nonqualified deferred compensation plan.

Pension Benefits

We do not have any qualified or nonqualified defined benefit plans.

BROOKS AUTOMATION - 2018 Proxy Statement    48

Back to Contents

Post-Employment Benefits

The following table sets forth the estimated payments and benefits that would be provided to each of the named executive officers, upon termination or a termination following a change in control. The payments and benefits were calculated assuming that the triggering event took place on September 29, 2017, the last trading day of our fiscal year, and using the closing market price of the Company’s stock on that date ($30.36).

Name	Event	Salary & Other Cash Payment		Health Insurance Contribution	Vesting of Stock Awards			Total
Stephen S. Schwartz	Termination Without Cause or for Good Reason	$625,000	(1)	$11,104				$636,104
	Change of Control with Termination	$2,625,000	(2)	$25,440		$10,736,571	(3)	$13,387,011
Lindon G. Robertson	Termination Without Cause or for Good Reason	$440,000	(1)	$14,970	$			$454,970
	Change of Control with Termination	$1,760,000	(2)	$35,799		$4,832,067	(3)	$6,627,866
Maurice H. Tenney III	Termination Without Cause or for Good Reason	$435,000	(1)	$15,689	$			$450,689
	Change of Control with Termination	$1,522,500	(2)	$34,223		$5,832,945	(3)	$7,389,668
David E. Jarzynka	Termination Without Cause or for Good Reason	$175,000	(4)	$7,485	$			$182,485
	Change of Control with Termination	$1,120,000	(2)	$35,131		$3,850,164	(3)	$5,005,295
David C. Gray	Termination Without Cause or for Good Reason	$175,000	(4)	$7,845	$			$182,485
	Change of Control with Termination	$1,225,000	(2)	$33,570		$2,821,446	(3)	$4,080,016
(1)

Under the terms of Dr. Schwartz’s employment agreement and each of the other executive’s offer letters, (other than Dr. Gray and Mr. Jarzynka) if the executive is terminated by the Company without cause, or if he resigns for good reason, the Company shall pay an amount equal to one year’s current base salary, paid in bi-weekly payments as severance in salary continuation; an amount equal to the pro rata incentive bonus for the completed portion of the current annual pay period (for purposes of this table, we have assumed each executive received his bonus for the fiscal year). During the salary continuation period, the Company will continue to pay the employer portion of the cost of the health insurance plans in which the executive was a participant as of the termination date. If he has not found a full-time comparable executive position with another employer during the initial salary continuation period, the Company will extend the bi-weekly salary on a payroll to payroll basis until the earlier to occur of (A) one additional year (26 additional bi-weekly payments) or (B) the date he secures full-time employment. For purposes of this table we have assumed the executive will find a full-time comparable executive position with another employer during the initial salary continuation period.

(2)

Under the terms of each executive’s Change in Control Agreement, if the executive is terminated without cause, or resigns for good reason, within two years following or the six month period prior to a change in control, the executive will be entitled to receive a severance amount equal to two times the sum of the executive’s annual base salary plus the executive’s target annual cash bonus payable in bi-weekly installments over the two-year period. In addition, the executive will entitled to a lump sum payment equal to the estimated cost of the executive’s continued welfare benefits (health, dental, and life and disability insurance) for a two-year period following termination.

(3)

Under the terms of each named executive officer’s equity award agreement, in the event of a change-in-control, followed by a termination without cause within one year, all unvested awards would immediately vest, including any performance-based awards that have not yet been earned calculated at the target award amount.

(4)

Under the terms of Dr. Gray’s and Mr. Jarzynka’s offer letters entered into in November 2016, if the executive is terminated by the Company without cause, or if he resigns for good reason, the Company shall pay an amount equal to six months of current base salary, paid in bi-weekly payments as severance in salary continuation; an amount equal to the pro rata incentive bonus for the completed portion of the current annual pay period (for purposes of this table, we have assumed each executive received his bonus for the six month period). During the salary continuation period, the Company will continue to pay the employer portion of the cost of the health insurance plans in which the executive was a participant as of the termination date. If he has not found a full-time comparable executive position with another employer during the initial salary continuation period, the Company will extend the bi-weekly salary on a payroll to payroll basis until the earlier to occur of (A) six additional months (13 additional bi-weekly payments) or (B) the date he secures full-time employment. For purposes of this table we have assumed the executive will find a full-time comparable executive position with another employer during the initial salary continuation period.

(5)

The amount shown includes 89.1% of Mr. Jarzynka’s May 4, 2016 Performance Grant. On November 8, 2017, the Company’s Board of Directors determined that the goal financial performance over this period will result in a 89.1% award being earning. The value of the excluded PSUs is $39,711.

BROOKS AUTOMATION - 2018 Proxy Statement    49

Back to Contents

EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth certain information as of September 30, 2017 regarding the shares of our Common Stock available for grant or granted under stock option plans that (i) were approved by our stockholders, and (ii) were not approved by our stockholders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(2)
Equity compensation plans approved by security holders(1)	2,474,011		4,709,828	(3)
Equity compensation plans not approved by security holders	0		0
Total	2,474,011		4,709,828
(1) Consists of restricted stock units. (2) Excludes securities reflected in the first column of the table. (3) Includes 1,250,000 shares available for issuance under our Employee Stock Purchase Plan.

RELATED PARTY TRANSACTIONS

Under existing SEC rules, some transactions, commonly referred to as “related party transactions,” are required to be disclosed to stockholders. Examples of related party transactions include transactions or proposed transactions between us and:

•

an executive officer, director or director nominee;

•

any person who is known to be the beneficial owner of more than 5% of our common stock;

•

any person who is an immediate family member (as defined under Item 404 of Regulation S-K) of an executive officer, director or director nominee or beneficial owner of more than 5% of our common stock; and

•

any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person, together with any other of the foregoing persons, has a 5% or greater beneficial ownership interest.

Under the Nasdaq Stock Market rules we are required to conduct an appropriate review of any such transaction and either the Audit Committee or the independent directors are required to approve the transaction. All related party transactions must also be disclosed in our applicable filings with the Securities and Exchange Commission as required under SEC rules. Our Audit Committee Charter also requires that members of the Audit Committee approve all related party transactions for which such approval is required under applicable law, including SEC and Nasdaq rules. In addition, the Conflicts of Interest provisions of our Standards of Conduct cover, among other things, all transactions involving our relationships with service providers and suppliers. It requires the disclosure of any relationship that could be seen to affect the application of independent and sound judgment in the choice of suppliers. In the case of employees this calls for disclosure of any relationship to management. Members of our Board of Directors would normally make this disclosure to the chairman of the board. We entered into no related party transactions during fiscal year 2017.

BROOKS AUTOMATION - 2018 Proxy Statement    50

Back to Contents

PROPOSAL NO. 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are seeking your advisory vote as required by Section 14A of the Securities Exchange Act of 1934, as amended, on the approval of the compensation of our named executive officers as disclosed in this proxy statement under the heading “Executive Officers” including “Compensation Discussion and Analysis,” the tabular disclosure regarding such compensation, and the accompanying narrative disclosure. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices of executive compensation described in this proxy statement. The advisory vote is not a vote on the Company’s compensation practices for non-executive employees or the Company’s Board of Directors.

As described in detail under the heading “Executive Officers-Compensation Discussion and Analysis,” our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of specific short-term and long-term goals. Please see the “Compensation Discussion and Analysis” for additional details about our executive compensation philosophy and programs, including information about the fiscal year 2017 compensation of our named executive officers.

Our Board of Directors is asking stockholders to provide a non-binding advisory vote that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, included in this proxy statement under the heading “Executive Officers-Compensation Discussion and Analysis,” the tabular disclosure regarding such compensation and the accompanying narrative disclosure, is approved.

The Human Resources and Compensation Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.

This vote on the compensation of our named executive officers is advisory, and therefore not binding on the Company, the Human Resources and Compensation Committee or our Board of Directors. Our Board of Directors and our Human Resources and Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Human Resources and Compensation Committee and the Board of Directors will evaluate whether any actions are necessary to address those concerns.

THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSAL TO APPROVE, ON A NON-BINDING, ADVISORY BASIS, THE EXECUTIVE COMPENSATION CONTAINED IN THE PROXY STATEMENT IS IN THE BEST INTERESTS OF BROOKS AND OUR STOCKHOLDERS AND THEREFORE RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

BROOKS AUTOMATION - 2018 Proxy Statement    51

Back to Contents

PROPOSAL NO. 3

RECOMMENDATION ON THE FREQUENCY OF HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are asking stockholders to recommend, on an advisory basis, the frequency with which our stockholders will cast future advisory votes on executive compensation as described in Proposal Two above. For convenience, in this Proposal Three the stockholders’ advisory vote on executive compensation provided for in Proposal Two above is referred to as the “say-on-pay vote.” The advisory vote on the frequency of the say-on-pay vote is a non-binding vote as to how often the say-on-pay vote should occur: every year, every two years, or every three years. The Dodd-Frank Act requires the Company to hold the advisory vote on the frequency of the say-on-pay vote at least once every six years. Our Board of Directors has determined that a non-binding advisory vote on executive compensation that occurs every year is the most appropriate alternative for the Company, and therefore our Board of Directors recommends that you vote for a one-year interval for the say-on-pay vote. In formulating its recommendation, our Board of Directors considered that an annual say-on-pay vote will allow our stockholders to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in our proxy statement every year. While the Company currently recommends a vote in favor of an annual vote, you may cast your vote on your preferred voting frequency by choosing the option of one year, two years, or three years when you vote on this proposal. However, because this vote is advisory and not binding on the Board of Directors or the Company, the Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold a say-on-pay vote more or less frequently than the option approved by our stockholders.

THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSAL TO APPROVE ONCE EVERY YEAR
AS THE FREQUENCY WITH WHICH STOCKHOLDERS ARE ASKED TO CAST A NON-BINDING
ADVISORY VOTE ON EXECUTIVE COMPENSATION IS IN THE BEST INTERESTS OF BROOKS AND OUR STOCKHOLDERS AND THEREFORE RECOMMENDS VOTING “FOR” A FREQUENCY
OF EVERY ONE YEAR.

BROOKS AUTOMATION - 2018 Proxy Statement    52

Back to Contents

AUDIT COMMITTEE REPORT

To The Stockholders:

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control over financial reporting. The independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

Management has represented to the Audit Committee that our consolidated financial statements for the fiscal year ended September 30, 2017 were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee has reviewed and discussed the consolidated financial statements with management and separately with the independent auditors. It is the Audit Committee that engaged our independent auditors for the year ended September 30, 2017, and the Audit Committee determines annually who shall act as our independent auditors. For the year ended September 30, 2017, the Audit Committee sought and obtained from our stockholders the ratification of their choice of independent auditors. The Audit Committee is seeking similar ratification of their choice of independent auditors for the fiscal year that will end September 30, 2018.

The Audit Committee, in accordance with its charter and recurring meeting agenda, reviewed with the independent auditors the accounting policies and practices critical to our financial statements, the alternative treatments within general accepted accounting principles for policies and practices related to material items that have been discussed with management, the ramifications of each alternative, and the independent auditors’ preferred treatment. The Audit Committee also reviewed the material written communications between management and the independent auditors. The Audit Committee reviewed management’s assessment of the effectiveness of our internal control over financial reporting and also met with the independent auditors, with and without management present, to discuss the independent auditors’ evaluations of our internal controls and the overall quality of our financial reporting. The Audit Committee also regularly reviews whether there have been communications to our telephone and electronic hotlines and reviews and monitors the responses to any such communications. All call reports from the independent company that staffs and operates these hotlines are directed in the first instance to, among others, the Chairman of the Audit Committee, except where local law requires otherwise. The Audit Committee further reviews whether there have been any changes to our Standards of Conduct and whether any waivers to those standards have been granted. The Audit Committee has discussed with the independent auditors the matters required to be discussed as required under Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees. The Audit Committee has also discussed the results of the internal audit examinations.

As noted under “Board Risk Oversight”, the Audit Committee operates under the direction of the Executive Committee in helping to assess and address the Company’s business risks. In that process, the Audit Committee reviews with management the process employed by management to conduct a risk assessment survey, and also reviews and discusses with management and the registered public accounting firm the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

Our independent auditors provided the Audit Committee with the written disclosures and the letter required by PCAOB Ethics and Independence Rule 3526 (Communications with Audit Committees Concerning Independence) which requires auditors annually to disclose in writing all relationships that in the auditor’s professional opinion may reasonably be thought to bear on independence, to confirm their independence and to engage in a discussion of independence. The Audit Committee also reviewed with the independent auditors the relevant SEC rules with respect to independence of auditors.

Based on its review, the Audit Committee has recommended to the Board of Directors that our audited consolidated financial statements for the fiscal year ended September 30, 2017, management’s report on its assessment on the effectiveness of internal control over financial reporting as of September 30, 2017, and the independent auditors’ reports be included in our annual report on Form 10-K for the fiscal year ended September 30, 2017. Further, the Audit Committee has determined to engage PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending September 30, 2018.

Respectfully submitted,

Audit Committee:

John K. McGillicuddy, Co-Chairman
Alfred Woollacott, III, Co-Chairman
Mark S. Wrighton

BROOKS AUTOMATION - 2018 Proxy Statement    53

Back to Contents

INDEPENDENT AUDITOR FEES AND OTHER MATTERS

Set forth below are the fees paid by Brooks to its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for the fiscal years ended September 30, 2017 and September 30, 2016.

	2017	2016
Audit Fees	$2,026,500	$1,579,678
Audit-Related Fees	$148,850	$8,000
Tax Fees	$148,500	$42,141
All Other Fees	$3,000	$3,000

Description of Services

Audit Fees: Comprise fees and expenses for professional services rendered in connection with the audit of our financial statements for the fiscal years ended September 30, 2017 and 2016, respectively, for the reviews of the financial statements included in each of our Quarterly Reports on Form 10-Q during those years, and for services provided in connection with statutory and regulatory filings or engagements in those years.

Audit-Related Fees: Comprise fees for professional services for assurance and related services reasonably related to the performance of an audit or review in the fiscal years ended September 30, 2017 and 2016. In fiscal year 2017, the Company incurred $113,000 in audit-related fees to PwC for technical accounting consulting services and $35,850 in connection with SEC filings. In fiscal year 2016, the Company incurred $8,000 in audit-related fees to PwC in connection with SEC filings.

Tax Fees: Comprise fees for tax compliance, tax advice and tax planning. Tax services encompass a variety of permissible services including international tax compliance, expatriate tax services and tax consulting. For fiscal years 2017 and 2016, the aggregate tax fee amount consists of fees related to non-US tax compliance.

All Other Fees: Comprise fees for certain web-based accounting research tools paid to PwC in fiscal years 2017 and 2016.

The Audit Committee’s charter sets forth the Audit Committee’s obligations relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. The charter provides that the Committee shall pre-approve all auditing services and non-audit services (including the fees and terms thereof) permitted to be provided by the Company’s registered public accounting firm contemporaneously with the audit.

The Audit Committee has considered and determined that the provision of the non-audit services noted in the foregoing table is compatible with maintaining PwC’s independence.

BROOKS AUTOMATION - 2018 Proxy Statement    54

Back to Contents

PROPOSAL NO. 4

RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s Audit Committee has appointed PwC to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018, and stockholders are asked to ratify the selection at the Annual Meeting. Representatives of PwC will be present at the Annual Meeting and will be available to respond to appropriate questions and to make a statement if they so desire. We do not expect the representatives to make any statements apart from responding to inquiries. Even if the selection is ratified, the Audit Committee, in its sole discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of our Company and our stockholders.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 4 TO BE IN THE BEST INTERESTS OF BROOKS AND ITS STOCKHOLDERS AND RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 4.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than 10% of our Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Executive officers and directors are required to furnish us with copies of all Forms 3, 4 and 5 they file.

Based solely on our review of the copies of such forms we have received and written representations from certain reporting persons that they were not required to file Forms 5 for the fiscal year ended September 30, 2017, we believe that all of our executive officers and directors complied with all Section 16(a) filing requirements applicable to them during our fiscal year ended September 30, 2017 with the exception of a Form 4 filed on behalf of board member and executive Stephen S. Schwartz, and executives Lindon G. Robertson, Maurice H. Tenney III, David C. Gray, David E. Jarzynka, William T. Montone, Jason W. Joseph and David F. Pietrantoni on November 21, 2016 reporting a transaction that occurred on November 15, 2016; a Form 4 filed on behalf of executive David E. Jarzynka on May 10, 2017, reporting a transaction that occurred on May 5, 2017; and a Form 4 filed on behalf of executive David F. Pietrantoni on May 10, 2017 reporting a transaction that occurred on May 5, 2017 and another transaction that occurred on May 4, 2016.

Standards of Conduct

Pursuant to the requirements of the Sarbanes-Oxley Act of 2002 and the Nasdaq Stock Market rules, we have adopted Standards of Conduct that apply to all officers, directors and employees, covering a wide range of matters, including finance and accounting standards specifically applicable to our senior financial officers related to the protection of the integrity of our financial records and reports. A copy of our Standards of Conduct is publicly available on our website at www.brooks.com. If we make any substantive amendment to the Standards of Conduct or grant any waiver, including any implicit waiver, from a provision thereof to the persons covered by the Standards of Conduct, we are obligated to disclose the nature of such amendment or waiver, the name of the person to whom any waiver was granted, and the date of waiver on the above-named website or in a report on Form 8-K.

BROOKS AUTOMATION - 2018 Proxy Statement    55

Back to Contents

Stockholder Proposals and Recommendations For Director

Proposals which stockholders intend to present at our 2019 annual meeting of stockholders and wish to have included in our proxy materials pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934 must be received by the Company no later than August 15, 2018. If a proponent fails to notify us by October 27, 2018 of a non-Rule 14a-8 stockholder proposal which it intends to submit at our 2018 annual meeting of stockholders, the proxy solicited by the Board of Directors with respect to such meeting may grant discretionary authority to the person named in each proxy to vote with respect to such matter.

Stockholders may make recommendations to the Nominating and Governance Committee of candidates for its consideration as nominees for director by submitting the name and qualifications of such person to the Nominating and Governance Committee, c/o Board of Directors, Brooks Automation, Inc. at our principal executive offices, 15 Elizabeth Drive, Chelmsford, MA 01824.

Nominations for directors in connection with the 2019 annual meeting of stockholders should be received by the Company no later than November 10, 2018. Any persons recommended should at a minimum meet the criteria and qualifications referred to in the Nominating and Governance Committee’s charter. The letter of recommendation from one or more stockholders should state whether or not the person(s) making the recommendation have beneficially owned 5% or more of our Common Stock for at least one year.

Voting Results

The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

Householding of Proxy Materials

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from us or your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can also request prompt delivery of a copy of this proxy statement. All such requests should be made in writing to our Investor Relations department at the following address: Investor Relations, Brooks Automation, Inc., 15 Elizabeth Drive, Chelmsford, MA 01824 or by telephone at the following number: (978) 262-2400.

Material Not Incorporated by Reference

To the extent that this proxy statement has been or will be specifically incorporated by reference into any filing by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, the sections of the proxy statement entitled “Audit Committee Report,” and “Human Resources and Compensation Committee Report” shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

BROOKS AUTOMATION - 2018 Proxy Statement    56

Back to Contents

Annual Report on Form 10-K

Copies of our Annual Report on Form 10-K for the fiscal year ended September 30, 2017 as filed with the SEC are being made available to our stockholders of record with this proxy statement and are available to stockholders without charge upon written request addressed to Investor Relations, Brooks Automation, Inc., 15 Elizabeth Drive, Chelmsford, Massachusetts 01824. It is also available at our website www.brooks.com.

IT IS IMPORTANT THAT PROXIES BE AUTHORIZED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

BROOKS AUTOMATION - 2018 Proxy Statement    57

Back to Contents

Brooks Automation, Inc.
15 Elizabeth Drive
Chelmsford, MA 01824

Back to Contents

Brooks

BROOKS AUTOMATION, INC.
15 ELIZABETH DRIVE
CHELMSFORD, MA 01824
ATTN: CORPORATE SECRETARY

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees

01) A. Clinton Allen
02) Robyn C. Davis
03) Joseph R. Martin
04) John K. McGillicuddy
05) Krishna G. Palepu
06) Kirk P. Pond
07) Stephen S. Schwartz
08) Alfred Woollacott, III
09) Mark S. Wrighton
10) Ellen M. Zane

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. To approve by a non-binding advisory vote the compensation of the Company's named executive officers.	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:

	1 year	2 years	3 years	Abstain
3. To recommend, on an advisory basis, the frequency of holding an advisory vote on executive compensation.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
4. To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered accounting firm for the 2018 fiscal year.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000348729_1 R1.0.1.17

Back to Contents

The 2018 Annual Meeting of Stockholders of Brooks Automation, Inc. will be held on January 31, 2018, at 10:00 a.m., local time, at the Mandarin Oriental Hotel, 776 Boylston Street, Boston, Massachusetts 02199, for the matters stated on the reverse side.

The Board of Directors has fixed December 4, 2017 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting. To ensure your representation at the Annual Meeting and to authorize your proxy, however, you are urged to complete, date, sign and return the enclosed Proxy Card (a postage-paid envelope is enclosed for that purpose) as promptly as possible.

Any stockholder attending the Annual Meeting may vote in person even if that stockholder has previously returned a Proxy Card.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Form 10-K and Shareholder Letter are available at www.proxyvote.com.

Stephen S. Schwartz and Lindon G. Robertson, or either of them, with full power to act alone, each with the power of substitution, are hereby appointed attorneys and proxies to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Brooks Automation, Inc. to be held on January 31, 2018, or at any postponement or adjournment thereof. All previous proxies granted by the undersigned with respect to such meeting are hereby revoked. Without limiting the general authorization given by this Proxy, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDERS. IF NO SUCH DIRECTIONS ARE INDICATED, THE PROXIES WILL HAVE AUTHORITY TO VOTE FOR ALL NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2 AND 4, AND ONE YEAR ON PROPOSAL 3. THE PROXIES ARE AUTHORIZED TO VOTE ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BROOKS AUTOMATION, INC. BOARD OF DIRECTORS.

YOU ARE URGED TO PROMPTLY AUTHORIZE YOUR PROXY BY FOLLOWING THE VOTING INSTRUCTIONS, SO THAT IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING THE SHARES MAY NEVERTHELESS BE VOTED. HOWEVER, YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION, BY EXECUTING A PROXY AT A LATER DATE, OR BY ATTENDING AND VOTING AT THE ANNUAL MEETING.

Continued and to be signed on reverse side

0000348729_2 R1.0.1.17